UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

TRAWS PHARMA, INC.

(Name of Registrant as Specified In Its Charter)
NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Traws Pharma, Inc.
12 Penns Trail
Newtown, PA 18940 USA
(267) 759-3680
NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS
To be held on November 21, 2025
Dear Stockholder,
Notice is hereby given that the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Traws Pharma, Inc. (the “Company”) will be held at 9:00 a.m. Eastern Time on Friday, November 21, 2025. We have adopted a virtual format for our Annual Meeting to provide a consistent and convenient experience to all stockholders, regardless of location. There will not be a physical meeting location, and stockholders will not be able to attend the Annual Meeting in person. You may attend the Annual Meeting virtually via the Internet at www.virtualshareholdermeeting.com/TRAW2025, where you will be able to vote electronically and submit questions for management’s consideration. You may also attend the Annual Meeting and submit your vote by proxy and may submit questions ahead of the Annual Meeting through the designated website. For further information, please see the Questions and Answers about the Annual Meeting beginning on the second page of the accompanying Proxy Statement. The purposes of the Annual Meeting are as follows:
1.
To elect seven directors, each to hold office until our 2026 Annual Meeting of Stockholders and until his or her successor is elected and qualified;

2.
To consider and vote upon the amendment and restatement of the Company’s 2021 Incentive Compensation Plan, as amended and restated;

3.
To approve, on a non-binding advisory basis, the compensation of our named executive officers;

4.
To approve, on a non-binding advisory basis, the frequency of holding an advisory vote to approve the compensation of our named executive officers;

5.
To consider and vote upon the ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

6.
To approve the adjournment of the Annual Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in the event we have not received sufficient votes in favor of any of the foregoing proposals; and

7.
To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The above matters are more fully discussed in the proxy statement accompanying this Notice. Action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which the meeting may be postponed or adjourned. We do not expect to transact any other business at the Annual Meeting.
Our Board of Directors (“Board”) has approved each of the foregoing proposals and recommends that you vote “For” each of the director nominees included in the accompanying Proxy Statement, for holding an advisory vote to approve the compensation of our named executive officers “Every Two Years,” and “For” each of the other proposals.

Our Board has fixed the close of business on October 2, 2025 as the record date for determining those stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. Accordingly, only stockholders of record at the close of business on that date are entitled to notice of, and to vote at, the Annual Meeting. A complete list of our stockholders entitled to vote at the Annual Meeting will be available for examination by any of our stockholders for any purpose germane to the Annual Meeting during normal business hours for a period of 10 days prior to the Annual Meeting.
We have elected to provide access to our proxy materials primarily electronically via the Internet, pursuant to the “Notice and Access” method regulations promulgated by the Securities and Exchange Commission. We believe this method expedites our stockholders’ receipt of proxy materials, conserves natural resources and significantly reduces the costs of the Annual Meeting. On or about October 8, 2025, we are mailing a one-page Notice of Internet Availability of Proxy Materials to each of our shareholders entitled to notice of and to vote at the Annual Meeting, which contains instructions for accessing the attached Proxy Statement, our Annual Report on Form 10-K for the year ended December 31, 2025 (the “Annual Report”), and Amendment No. 1 to the Annual Report, as well as voting instructions. The Notice of Internet Availability of Proxy Materials also includes instructions on how you can receive a paper copy of your proxy materials.
We cordially invite you to virtually attend the Annual Meeting. Whether or not you are able to attend the Annual Meeting, it is important that your shares be represented. To ensure that your shares are represented at the Annual Meeting, we urge you to vote your shares promptly by proxy over the Internet, by phone, or by mail by following the instructions provided in the Notice of Internet Availability of Proxy Materials you received in the mail, or, if you requested to receive printed proxy materials, you may vote by marking, dating, and signing the enclosed proxy card and returning it in the postage-paid envelope provided. We encourage you to do so even if you plan to attend the Annual Meeting virtually. This will not limit your right to virtually attend or vote at the Annual Meeting, but will help to secure a quorum and avoid added solicitation costs. You may revoke your proxy at any time before it has been voted at the Annual Meeting.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on November 21, 2025. This Notice, the accompanying Proxy Statement, our Annual Report and Amendment No. 1 thereto will be available on or about October 8, 2025 on our website at www.trawspharma.com.
By order of the Board of Directors,
/s/ Iain Dukes

Iain Dukes
Chief Executive Officer
Newtown, PA
October 8, 2025

GENERAL INFORMATION	1
PROPOSAL NO. 1 ELECTION OF DIRECTORS	8
PROPOSAL NO. 2 AMENDMENT AND RESTATEMENT OF THE 2021 PLAN	21
PROPOSAL NO. 3 ADVISORY VOTE ON EXECUTIVE COMPENSATION	32
PROPOSAL NO. 4 ADVISORY VOTE ON SAY ON PAY FREQUENCY	33
PROPOSAL NO. 5 RATIFICATION OF THE SELECTION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025	34
PROPOSAL NO. 6 APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING TO SOLICIT ADDITIONAL VOTES	36
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	38
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	41
EXECUTIVE COMPENSATION	43
PAY VERSUS PERFORMANCE	49
OTHER MATTERS	54
APPENDIX A	A-1

i

Traws Pharma, Inc.
12 Penns Trail
Newtown, PA 18940 USA
(267) 759-3680
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD NOVEMBER 21, 2025
GENERAL INFORMATION
This Proxy Statement is furnished to stockholders of Traws Pharma, Inc., a Delaware corporation (“we,” “us,” or the “Company”), in connection with the solicitation by our Board of Directors (“Board”) of proxies for use at our 2025 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting is scheduled to be held at 9:00 a.m. Eastern Time on Friday, November 21, 2025, at a virtual location. We have adopted a virtual format for our Annual Meeting to provide a healthy, consistent, and convenient experience to all stockholders, regardless of location. You may attend the Annual Meeting virtually via the Internet at www.virtualshareholdermeeting.com/TRAW2025, where you will be able to vote electronically and submit questions for management’s consideration. You may also attend the Annual Meeting and submit your vote by proxy and may submit questions ahead of the Annual Meeting through the designated website. For further information, please see the Questions and Answers about the Annual Meeting starting on page 2 of this Proxy Statement.
At the Annual Meeting, stockholders will be asked to consider and vote upon:
1.
The election of seven directors, each to hold office until our 2026 Annual Meeting of Stockholders and until his or her successor is elected and qualified;

2.
A proposal to adopt and approve the amendment and restatement of the Company’s 2021 Incentive Compensation Plan, as amended and restated;

3.
A proposal to approve, on a non-binding advisory basis, the compensation of our named executive officers;

4.
A proposal to approve, on a non-binding advisory basis, the frequency of holding an advisory vote to approve the compensation of our named executive officers;

5.
The ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

6.
A proposal to approve the adjournment of the Annual Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in the event we have not received sufficient votes in favor of any of the foregoing proposals; and

7.
Such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Our Board has approved each of the foregoing proposals and recommends that you vote “For” each of the director nominees included in the accompanying Proxy Statement, for holding an advisory vote to approve the compensation of our named executive officers “Every Two Years,” and “For” each of the other proposals.

We have elected to provide access to our proxy materials primarily electronically via the Internet, pursuant to the “Notice and Access” method regulations promulgated by the Securities and Exchange Commission (the “SEC”). We believe this method expedites our stockholders’ receipt of proxy materials, conserves natural resources and significantly reduces the costs of the Annual Meeting. On or about October 8, 2025, we are mailing a one-page Notice of Internet Availability of Proxy Materials to each of our shareholders entitled to notice of and to vote at the Annual Meeting, which contains instructions for accessing the attached Proxy Statement, our Annual Report on Form 10-K for the year ended December 31, 2025 (the “Annual Report”), and Amendment No. 1 to the Annual Report, as well as voting instructions. The Notice of Internet Availability of Proxy Materials also includes instructions on how you can receive a paper copy of your proxy materials.
Your vote is important. Whether or not you expect to virtually attend the Annual Meeting, please review this Proxy Statement and vote by Internet or telephone by following the instructions included on the Notice of Internet Availability of Proxy Materials (the “Notice”) or proxy card, as applicable, that you received in the mail or, if you received a printed copy of our Proxy Materials, sign, date and promptly return the accompanying proxy card in the enclosed postage paid envelope to ensure that your shares will be represented and voted at the Annual Meeting. If you hold your shares in “street name” through a broker, you should follow the procedures provided by your broker. This proxy statement is dated October 8, 2025 and is first being mailed to stockholders on or about October 8, 2025.
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
The following section provides answers to frequently asked questions about the Annual Meeting. This section, however, only provides summary information. These questions and answers may not address all issues that may be important to you as a stockholder. You should carefully read this entire Proxy Statement, including the information incorporated herein by reference.
When and where will the Annual Meeting take place?
We will be hosting the Annual Meeting via live webcast only. The Annual Meeting will be held virtually, via live webcast at www.virtualshareholdermeeting.com/TRAW2025 on Friday, November 21, 2025 at 9:00 a.m. Eastern Time. Regardless of whether you are the “record holder” of your shares or your shares are held in street name, if you held your shares as of the close of business on October 2, 2025, you are welcome to attend the Annual Meeting. Stockholders may vote and submit questions while attending the Annual Meeting online. The webcast will open 15 minutes before the start of the Annual Meeting. In order to enter the Annual Meeting, you will need the control number, which is included in the Notice or proxy card, as applicable, you received in the mail if you are a stockholder of record of shares of common stock, or included with your voting instruction card and voting instructions received from your broker, bank, or other agent if you hold shares of common stock in a “street name.” Instructions on how to attend and participate online are also available at www.virtualshareholdermeeting.com/TRAW2025. Information on how to vote online at the virtual Annual Meeting is discussed below.
Why am I receiving these Proxy Materials?
As permitted by rules adopted by the SEC, we are making this Proxy Statement, our Annual Report and Amendment No. 1 thereto (collectively, the “Proxy Materials”) available to our stockholders electronically via the Internet. The Notice containing instructions on how to access the Proxy Materials and vote via the Internet, by phone, or by mail is first being mailed to all stockholders of record entitled to vote at the Annual Meeting on or about October 8, 2025.
If you received a Notice by mail, you will not receive a printed copy of the Proxy Materials unless specifically requested. If you received a Notice by mail and would like to receive a printed copy of the Proxy Materials, you should follow the instructions for requesting such materials included in the Notice you received.
We are sending you the Notice because our Board is soliciting your proxy to vote at the Annual Meeting. You are invited to virtually attend the Annual Meeting to vote on the proposals described in this

Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may follow the instructions on the Notice to vote by Internet, phone or mail.
Who is soliciting my vote?
Our Board is soliciting your vote for the Annual Meeting.
When is the record date for the Annual Meeting?
The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on October 2, 2025 (the “Record Date”).
How many votes can be cast by all stockholders?
There were 7,125,832 shares of our common stock outstanding on the Record Date, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each outstanding share of our common stock is entitled to one vote on each matter considered at the Annual Meeting.
On the Record Date, there were also 6,737.1410 shares of our Series C Non-Voting Convertible Preferred Stock (“Series C Preferred Stock”) issued and outstanding; however, the outstanding shares of our Series C Preferred Stock are not entitled to vote on the matters being considered at the Annual Meeting.
How do I vote?
If you are a “stockholder of record,” meaning you have a stock certificate or hold your shares in an account with our transfer agent, we are sending the Notice or Proxy Materials, as applicable, directly to you. As the stockholder of record, you have the right to direct the voting of your shares by voting over the Internet, by telephone, by returning your completed proxy card (if you received a printed copy of our Proxy Materials) or by submitting your vote during the Annual Meeting, as follows:
•
Over the Internet:   To vote over the Internet, please follow the instructions on the Notice or proxy card that you received in the mail for submitting your proxy electronically. If you vote over the Internet, you do not need to vote your proxy by telephone or by mail. You must specify how you want your shares voted or your Internet vote cannot be completed, and you will receive an error message. You must submit your Internet proxy no later than 11:59 p.m. Eastern Time on November 20, 2025 for your proxy to be valid and your vote to count.

•
By Telephone:   To vote by telephone, please follow the instructions on the Notice or proxy card that you received in the mail. If you vote by telephone, you do not need to vote your proxy over the Internet or by mail. You must specify how you want your shares voted and confirm your vote at the end of the call or your telephone vote cannot be completed. You must submit your telephonic proxy no later than 11:59 p.m. Eastern Time on November 20, 2025 for your proxy to be valid and your vote to count.

•
By Mail:   To vote by mail, you must sign and date the proxy card you received in the mail, if applicable, and then mail the proxy card in accordance with the instructions on the proxy card. If you vote by mail, you do not need to vote your proxy over the Internet or by telephone. Your proxy card must be received no later than the time the polls close on November 21, 2025 for your proxy to be valid and your vote to count. If you return your proxy card but do not specify how you want your shares voted on any particular matter, they will be voted in accordance with the recommendations of our Board.

•
At the Annual Meeting:   To vote during the Annual Meeting, attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/TRAW2025, where stockholders may vote and submit questions during the Annual Meeting. The meeting starts at 9:00 a.m. Eastern Time. Please have your 16-Digit Control Number to join the Annual Meeting. Instructions on how to attend and vote online during the Annual Meeting, including how to demonstrate your stock ownership, are posted at www.proxyvote.com.

If your shares are held in “street name,” meaning your shares are held in an account at a bank, brokerage firm or other nominee holder, these proxy materials are being forwarded to you by your bank, broker or other nominee who is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote your shares and to participate in the Annual Meeting. You should receive a proxy card and voting instructions with the proxy materials from that organization rather than from us. You will receive instructions from your bank, broker or other nominee explaining how you can vote your shares, whether they permit Internet or telephone voting, and what the deadlines for voting are. Follow the instructions from your bank, broker or other nominee included with the proxy materials, or contact your bank, broker or other nominee to request a proxy form. We encourage you to provide voting instructions to your bank, broker or other nominee by giving your proxy to them. This ensures that your shares will be voted at the Annual Meeting according to your instructions.
How do I change my vote?
If you are a stockholder of record, you may revoke your proxy and change your vote at any time before the vote is taken at the Annual Meeting. To do so, you must do one of the following:
1.
Vote over the Internet or by telephone as instructed above. Only your latest Internet or telephone vote is counted.

2.
Sign, date and return a new proxy card. Only your latest dated and timely received proxy card will be counted.

3.
Attend the Annual Meeting and vote as instructed above. Attending the Annual Meeting will not alone revoke your Internet or telephone vote or proxy card submitted by mail, as the case may be.

If your shares are held in “street name,” you may submit new voting instructions by contacting your broker or other nominee. If you hold your shares in street name and wish to vote at the Annual Meeting, you will need to obtain a “legal proxy” from your broker or other nominee in order to vote at the Annual Meeting.
How is a quorum reached?
Our Amended and Restated Bylaws (the “Bylaws”) provide that 33 1∕3% of the shares entitled to vote, present at the Annual Meeting or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.
Under the General Corporation Law of the State of Delaware (“DGCL”), shares that are voted “abstain” or “withheld” and “broker non-votes” (if any) are counted as present for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the Annual Meeting may be adjourned until a quorum is obtained.
What proposals will be voted on at the Annual Meeting?
There are six proposals scheduled to be voted on at the meeting:
•
Proposal No. 1 — The election of seven directors, each to hold office until our 2026 Annual Meeting of Stockholders and until his or her successor is elected and qualified;

•
Proposal No. 2 — Approval and adoption of the amendment and restatement of the Company’s 2021 Incentive Compensation Plan, as amended and restated (the “2021 Plan”);

•
Proposal No. 3 — Approval, on a non-binding advisory basis, of the compensation of our named executive officers (also known as “say-on-pay”);

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Proposal No. 4 — Approval, on a non-binding advisory basis, of the frequency of holding an advisory vote to approve the compensation of our named executive officers (also known as “say-on-pay frequency”);

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Proposal No. 5 — Ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and

•
Proposal No. 6 — Approval, if necessary or appropriate, of the adjournment of the Annual Meeting, to continue to solicit additional proxies in the event we have not received sufficient votes in favor of any of the foregoing proposals.

What vote is required to approve each proposal at the Annual Meeting?
For the election of directors, you may vote “for all” nominees, “withhold all” for all nominees, or “for all except” those nominees that you specify. For the say-on-pay frequency proposal, you may vote for “every one year,” “every two years” or “every three years.” On each of the other proposals being presented for stockholder approval at the Annual Meeting, you may vote “for,” “against” or “abstain” such proposal. Under our Bylaws, any proposal other than an election of directors is decided by a majority of the votes properly cast for and against such proposal, except as otherwise provided by applicable law, the rules of any stock exchange upon which our securities are listed, or by our Tenth Amended and Restated Certificate of Incorporation, as amended (our “Charter”), or Bylaws.
•
Proposal No. 1 — Directors are elected by the plurality of the votes cast at the Annual Meeting. This means that the seven nominees receiving the highest number of affirmative (“For”) votes (among votes properly cast virtually or by proxy) will be elected as directors. Broker non-votes (if any) and “withhold” votes will not be counted as votes cast on the matter and will have no effect on the outcome of this proposal.

•
Proposal No. 2 — The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required for the approval of Proposal No. 2. Broker non-votes (if any) and abstentions will not be counted as votes cast on the matter and will have no effect on the outcome of this proposal.

•
Proposal No. 3 — The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required for the approval, on a non-binding advisory basis, of Proposal No. 3. Broker non-votes (if any) and abstentions will not be counted as votes cast on the matter and will have no effect on the outcome of this proposal.

•
Proposal No. 4 — The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required for the approval, on a non-binding advisory basis, of Proposal No. 4; provided, however, that in the event that no frequency receives a majority of the votes cast, then we will consider the option of every one year, two years or three years that receives the highest number of votes cast to be the frequency recommended by stockholders for such proposal. Broker non-votes (if any) and abstentions will not be counted as votes cast on the matter and will have no effect on the outcome of this proposal.

•
Proposal No. 5 — The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required for the approval of Proposal No. 5. Broker non-votes (if any) and abstentions will not be counted as votes cast on the matter and will have no effect on the outcome of this proposal.

•
Proposal No. 6 — If a quorum is present at the Annual Meeting, the affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required for the approval of Proposal No. 6. If a quorum is not present, the Annual Meeting may be adjourned until a quorum is obtained.

Do I have dissenters’ or appraisal rights?
Our stockholders are not entitled to dissenters’ or appraisal rights under the DGCL with respect to any of the proposals being voted on.
How are votes counted?
If you are a stockholder of record, you have the right to direct the voting of your shares by voting over the Internet, by telephone, by completing and returning your proxy card or by voting during the Annual Meeting. In contrast, if you are a beneficial owner and your shares are held in an account at a bank or at a brokerage firm or other nominee hold, you must tell your bank, broker or other nominee how you would like your shares to be voted, which you can do by following the instructions provided to you by the bank, broker or other nominee.
If you provide specific instructions with regard to a proposal, your shares will be voted as you instruct on such proposal. If you sign your proxy card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (“For” each of the director nominees, for holding an advisory vote to approve the compensation of our named executive officers “Every Two Years,” and “For” Proposal Nos. 2, 3, 4 and 6, and in the discretion of the proxy holder on any other matters that properly come before the Annual Meeting).
What is a “broker non-vote” and how are they counted?
A broker non-vote occurs when a beneficial owner of shares held in street name does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange (the “NYSE”), “non-routine” matters are generally those involving a contest or a matter that may substantially affect the rights or privileges of stockholders. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the NYSE until after the date on which this proxy statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, in order to ensure that your shares are voted. The shares that cannot be voted by brokers and other nominees on non-routine matters but are represented at the Annual Meeting will be deemed present at our Annual Meeting for purposes of determining whether the necessary quorum exists to proceed with the Annual Meeting, but will not be considered entitled to vote on the non-routine proposals.
We believe that Proposal Nos. 1, 2, 3 and 4 are considered non-routine matters under applicable rules. Accordingly, brokers or other nominees cannot vote on these proposals without instructions from beneficial owners.
We believe that under applicable rules, Proposal Nos. 5 and 6 are considered routine matters for which brokerage firms may vote shares that are held in the name of brokerage firms and which are not voted by the applicable beneficial owners. Accordingly, if you do not instruct your broker or nominee to vote your shares, the broker or other nominee may either (a) vote your shares on routine matters, or (b) leave your shares unvoted altogether. If Proposal Nos. 5 and 6 are treated as routine matters, as expected, we do not expect to receive any broker non-votes with respect to Proposal Nos. 5 and 6.
For each of the proposals, broker non-votes will not be counted as votes cast on the matter and will have no effect on the outcome of the proposal.
How are abstentions counted?
If your vote indicates an abstention from voting on a proposal, such abstention will not be counted as a vote cast on the matter and will have no effect on the outcome of the proposal. If you return a proxy card that indicates an abstention from voting on all matters, the shares represented will still be counted for the purpose of determining the presence of a quorum.
Who will count the vote?
The votes will be counted, tabulated and certified by an Inspector of Elections appointed by the Board.
What should I do if I receive more than one Notice and/or set of Proxy Materials?
If you receive more than one Notice and/or set of Proxy Materials, your shares are registered in more than one name or are registered in different accounts. Please follow the instructions on each Notice or proxy card you receive to ensure that all of your shares are voted.

How does the Board recommend that I vote on the proposals?
Our Board recommends that you vote “For” each of the director nominees included in this Proxy Statement, for holding an advisory vote to approve the compensation of our named executive officers “Every Two Years,” and “For” each of Proposal Nos. 2, 3, 5 and 6.
Who pays the cost for soliciting proxies?
We will pay the expenses of soliciting proxies. Following the original mailing of the soliciting materials, we and our agents, including directors, officers and other employees, without additional compensation, may solicit proxies by mail, electronic mail, telephone, facsimile, by other similar means, or in person. Following the original mailing of the soliciting materials, we will request brokers, custodians, nominees and other record holders to forward copies of the soliciting materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, we, upon the request of the record holders, will reimburse such holders for their reasonable expenses. If you choose to access the proxy materials and/or vote through the Internet, you are responsible for any Internet access charges you may incur.
How can I know the voting results?
We plan to announce preliminary voting results at the Annual Meeting and will report the final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.
Implications of Being a “Smaller Reporting Company”
We are a “smaller reporting company” as defined under Rule 405 of the Securities Act of 1933, as amended (the “Securities Act”), and, as such, have elected to comply with certain reduced public company reporting requirements. These reduced reporting requirements include reduced disclosure about our executive compensation arrangements.

PROPOSAL NO. 1 ELECTION OF DIRECTORS
Pursuant to our Bylaws, our directors are elected at each annual meeting of stockholders, and serve until their successors are elected and qualified at the next annual meeting of stockholders, or until their prior death, resignation, retirement, disqualification or other removal.
Our Board currently consists of seven directors. Our Board has nominated the seven individuals listed in the table below for election as directors with terms expiring at our 2026 Annual Meeting of Stockholders. Accordingly, our stockholders may not vote their shares for a greater number of persons than the nominees named below. Unless a contrary direction is indicated, it is intended that proxies received will be voted for the election of each of the director nominees listed below as directors, each to hold office until the 2026 Annual Meeting of Stockholders and until his or her successor is elected and qualified. Each of the nominees has consented to being named in this Proxy Statement and to serve as a director if elected. In the event any nominee for director declines or is unable to serve, the proxies may be voted for a substitute nominee selected by the Board.
All of our directors bring to our Board executive leadership experience from their service as executives and/or directors of our Company and/or other entities. The biography of each of the nominees below contains information regarding the person’s business experience, director positions held currently or at any time during the last five years, and the experiences, qualifications, attributes and skills that caused the Nominating and Corporate Governance Committee and our Board to determine that the person should serve as a director, given our business and structure.
Name	Age	Position(s) with Traws Pharma, Inc.	Served as Director From
Iain Dukes, D. Phil.	67	Director, Chief Executive Officer and Secretary	2024
Jack E. Stover	72	Chairman	2016
Werner Cautreels, Ph.D.	72	Director	2024
Nikolay Savchuk, Ph.D.	56	Director and Chief Operating Officer	2024
Trafford Clarke, Ph.D.	67	Director	2022
M. Teresa Shoemaker	64	Director	2020
John Leaman, M.D.	52	Director	2025
Iain Dukes, D. Phil.   Dr. Dukes has served as a member of our Board since April 1, 2024, and previously served as Executive Chairman of the Company from April 1, 2024 to April 15, 2025. Dr. Dukes has served as our Chief Executive Officer since October 1, 2025, prior to which he served as our Interim Chief Executive Officer commencing as of April 1, 2025. Dr. Dukes is a Venture Partner at OrbiMed Advisors LLC, a global investment firm, which he joined in August 2016. He has also served in a consulting role as Chief Executive Officer and as Chairman of Lomond Therapeutics Holdings, Inc. (“Lomond”) since November 1, 2024 (prior to which, commencing in January 2020, he served as Chairman of Lomond Therapeutics, Inc., which became a wholly owned subsidiary of Lomond through a merger on November 1, 2024), as the Executive Chairman of Angiex Inc. since February 2020, the Chief Executive Officer and Chairman of Eilean Therapeutics LLC since July 2022 and as Chairman of various private companies forming the Loch Group of companies. In September 2017, Dr. Dukes co-founded Kartos Therapeutics, Inc., and he currently serves as its President and as a member of its board of directors. Dr. Dukes also co-founded Telios Pharmaceuticals, Inc., where he serves as President. From February 2019 to December 2024, Dr. Dukes served as the Chief Executive Officer of Viriom Inc. In June 2018, Dr. Dukes co-founded Theseus Pharmaceuticals, Inc., where he served as Chairman and director until its acquisition by Concentra Biosciences, LLC in April 2024. Dr. Dukes previously served as Senior Vice President and Head of Business Development and Licensing for Merck Research Laboratories. Prior to joining Merck, Dr. Dukes served as Vice President of External Research and Development at Amgen, Inc. He has also served as President and Chief Executive Officer, as well as a member of the Board of Directors, of Essentialis Therapeutics, a clinical stage biotechnology company focused on the development of breakthrough medicines for the treatment of rare metabolic diseases. Previously, Dr. Dukes served as Vice President of Scientific and Technology Licensing at GlaxoSmithKline, and he held various positions at Glaxo Wellcome, including Head of Exploratory Development for Metabolic and Urogenital Diseases and Head of Ion Channel Drug

Discovery Group. From October 2017 to July 2020, Dr. Dukes was a board member and Chairman of KaNDy Therapeutics, which was acquired by Bayer AG in September 2020. From January 2020 to June 2020, Dr. Dukes served as supervisory board member of Themis BioScience GmbH, until it was acquired by Merck & Co. Dr. Dukes is currently the chairman of the board of directors of Iovance Biotherapeutics, Inc. (Nasdaq: IOVA) and also serves on the board of directors of Ikena Oncology (Nasdaq: IKNA), NeRRe Therapeutics, ENYO Therapeutics, Feldan Therapeutics and Rathlin Therapeutics Ltd. He holds an M.A. in Jurisprudence. and D.Phil. from the University of Oxford, an M.Sc. in Cardiovascular Studies from the University of Leeds, and a B.Sc. in Pharmacology from the University of Bath.
Our Board believes that Dr. Dukes’ experience holding an executive role at the Company and senior leadership positions in the pharmaceutical industry, as well as his specific skills, developing, financing and managing organizations in the pharmaceutical industry, provide him with the qualifications and skills to serve as a director of the Company.
Jack E. Stover.   Mr. Stover has served as a member of our Board since May 2016, and as Chairman of our Board since April 15, 2025. From March 2021 until July 2025, Mr. Stover served as Chief Executive Officer and as a director of NorthView Acquisition Corp. (“NVAC)” and NorthView Sponsor I LLC and subsequently has served as director of Profusa, Inc., which merged into NVAC. Mr. Stover has also served as a member of the board of directors of Stero Therapeutics, Inc. since February 2024. From June 2016 until December 2020, Mr. Stover served as President, Chief Executive Officer and Director of Interpace Biosciences, Inc. From 2004 to 2008, he served as Chief Executive Officer, President and as a director of Antares Pharma, Inc., a publicly held specialty pharmaceutical company then listed on the American Stock Exchange and subsequently Nasdaq. From June 2022 until November 2022, when he resigned, Mr. Stover served as a director and Chairman of the Audit Committee of PharmaCyte Biotech (Nasdaq: PMCB).. In addition to other relevant experience, Mr. Stover has previously served as Chief Operating Officer and Chief Financial Officer of various public and private companies and was also formerly a partner with PricewaterhouseCoopers (then Coopers and Lybrand), working in the bioscience industry division. Mr. Stover received his B.A. in Accounting from Lehigh University and is a Certified Public Accountant.
Our Board believes that Mr. Stover’s experience holding senior leadership positions in the life sciences industry, his specific experience and skills in the areas of general operations, and financial operations and administration, and his extensive experience in accounting and as an audit committee member and chair of various public companies in the life sciences industry, provide him with the qualifications and skills to serve as a director of the Company.
Werner Cautreels, Ph.D.   Dr. Cautreels has served as a member of our Board since April 1, 2024 and served as Chief Executive Officer of the Company from April 1, 2024 to March 31, 2025. Dr. Cautreels is a highly accomplished biopharmaceutical executive with a core emphasis in research and development in various therapeutic areas, who brings a deep understanding of clinical and regulatory strategy. During his 40-year plus career, his work has touched on cardiovascular, autoimmune, oncology, rare disease, and vaccines. Dr. Cautreels served as President and Chief Executive Officer of Selecta Biosciences from July 2010 until 2018. Prior to Selecta Biosciences, Dr. Cautreels served as Global Chief Executive Officer of Solvay Pharmaceuticals until it was acquired by Abbott Laboratories in 2010. Prior to joining Solvay, he worked at Sanofi, Sterling Winthrop and Nycomed-Amersham in a variety of research and development management positions in Europe and the United States. Dr. Cautreels also served as a Director of Innogenetics NV (Gent, Belgium) and of Arqule Inc. (Woburn, Massachusetts). Until April 2019, Dr. Cautreels served as a Director and as Chair of the Audit Committee of Galapagos NV (Mechelen, Belgium). Dr. Cautreels currently serves on the board of directors of Third Pole Therapeutics, a privately held company developing critical life-sustaining therapies for people living with cardiopulmonary and infectious diseases, and on the advisory board of Thuja Capital, an early-stage venture capital firm. Dr. Cautreels also currently serves as Chief Executive Officer of Cristal Therapeutics (Maastricht, The Netherlands) and Chairman of MRM Health (Gent, Belgium). Dr. Cautreels has a Ph.D. in chemistry from the University of Antwerp, Belgium, and an Executive M.B.A. from Harvard Business School.
Our Board believes that Dr. Cautreels’ experience holding senior leadership positions in the pharmaceutical industry, and his specifically as the Company’s prior Chief Executive Officer and as a prior Chief Executive Officer for other companies in the pharmaceutical industry, provide him with the qualifications and skills to serve as a director of the Company.

Nikolay Savchuk, Ph.D.   Dr. Savchuk has served as a director and Chief Operating Officer of the Company since April 1, 2024. He also currently serves as President and Chief Operating Officer and as a member of the board of directors of Lomond, roles he assumed on November 1, 2024. Prior to that, beginning in January 2020, Dr. Savchuk served as director of Lomond Therapeutics, Inc., which became a wholly owned subsidiary of Lomond through a merger completed on November 1, 2024. Dr. Savchuk is the Managing Member at Torrey Pines Investment LLC, a life-science investment firm, a position he has held since November 2002. Since October 2018, he has also served as the Managing General Partner of Teal Ventures, LP, a venture capital firm focused on early-stage health technology investments. In addition, Dr. Savchuk holds several executive roles across the biotechnology sector, including: Chief Operating Officer and President of Eilean Therapeutics, LLC since September 2022; President and Chief Executive Officer of Eil Therapeutics, Inc. since February 2020; President and Chief Executive Officer of Bala Therapeutics, Inc. since June 2018; and Chief Executive Officer of Dinas Therapeutics, Inc. since March 2022. He has served as President and Chairman of the Board of Viriom Inc., a private biotechnology company focused on global infectious diseases, since November 2015. He has also served as Chairman of ChemDiv, Inc., a drug discovery and development company, since November 2013, and previously served as its Chief Executive Officer from April 2008 to January 2022. Earlier in his career, Dr. Savchuk held various business and research management positions in the information technology sector with companies based in Singapore and Russia. He received his M.S. in Physics and Ph.D. in Applied Mathematics from the Moscow Institute of Physics and Technology.
Our Board believes that Dr. Savchuk’s experience in biotech investments, drug development and operations provide him with the qualifications and skills to serve as a director of the Company.
Trafford Clarke, Ph.D.   Dr. Clarke was appointed to serve as a member of our Board in December 2022. Dr. Clarke held roles of increasing responsibility in drug development and management at Eli Lilly for 31 years from 1986 until May 2017. Most recently, he served as a Managing Director and UK Research and Development Site Head. While at Eli Lilly, he served as a board member for Eli Lilly and Company Ltd. UK and on the Innovation Board of the Association of the British Pharmaceutical Industry and the European Federation of Pharmaceutical Industries Research Directors group. Dr. Clarke currently serves on the board of the non-profit Barrier Islands Free Medical Clinic. Dr. Clarke has a Ph.D. in organic chemistry from Imperial College, London and a Bachelor of Science in organic chemistry from University of Liverpool.
Our Board believes that Dr. Clarke’s experience holding senior leadership positions in the pharmaceutical industry and his specific skills, developing and managing organizations in the pharmaceutical industry, provide him with the qualifications and skills to serve as a director of the Company.
M. Teresa Shoemaker.   Ms. Shoemaker has served as a member of our Board since April 2020. Ms. Shoemaker served as the President and Chief Executive Officer of Medexus Pharmaceuticals, Inc. (“Medexus”) from October 2018 to May 2020. Prior to joining Medexus, she served as President and Chief Executive Officer and as a board member of Medac Pharma, Inc. from its inception in June 2012 until its acquisition by Medexus in October 2018. Ms. Shoemaker led the development and regulatory approval of a product candidate for the treatment of rheumatoid arthritis and developed the commercial strategy that enabled a successful U.S. launch. Previously, Ms. Shoemaker served as Principal and Co-Founder of BioPharm Strategic Solutions from 2010 to 2012. From October 2009 to July 2010, she served as Vice President of Sales at InterMune, Inc., where she built and led the commercial organization, recruiting and scaling a national sales team and establishing foundational go-to-market strategies. From 2002 to 2008, Ms. Shoemaker served as National Sales Director and then Sr. Director US Commercial Operations for Pharmion Corporation (“Pharmion”). Ms. Shoemaker led the U.S. launch of a first-in-class therapy for the treatment of myelodysplastic syndromes (MDS). In 2008, when Celgene Corporation acquired Pharmion, Ms. Shoemaker remained as Executive Director of Strategic Commercial Operations working as part of the executive transition team until 2009. Ms. Shoemaker began her career at DuPont Pharmaceuticals, which was acquired by Bristol Myers Squibb in 2000, where she held a number of sales and marketing leadership positions. Ms. Shoemaker holds B.S. degrees in Communication Science and Psychology from Missouri State University, and a M.S. degree in Communication Science and Disorders from University of Central Missouri.
Our Board believes that Ms. Shoemaker’s experience holding senior leadership positions in the life sciences industry and her specific skills, developing and managing commercial organizations in the life sciences industry, provide her with the qualifications and skills to serve as a director of the Company.

John Leaman, M.D.   Dr. Leaman was appointed as a member of our Board on October 1, 2025. Dr. Leaman currently serves as Chief Financial Officer of Cellarity, Inc., a role he has held since March 2023. During his time at Cellarity, he has helped oversee the close of a large pharma partnership, as well as led the company’s Series D crossover financing. Prior to joining Cellarity, from June 2019 to February 2023, Dr. Leaman served as Chief Financial & Business Officer of Impel Pharmaceuticals, where he helped lead its IPO in April 2021. From October 2017 to March 2019, Dr. Leaman served as the Chief Financial & Business Officer and Head of Corporate Development at Selecta Biosciences Inc. From June 2016 to September 2017, he served as Head of Corporate Development at InfaCare Pharmaceutical Corp., a specialty pharmaceutical company, until it was acquired by Mallinckrodt plc. in September 2017. From August 2014 to March 2016, Dr. Leaman was the Chief Financial & Business Officer of Medgenics Inc. He also previously held senior roles at Shire plc. and Devon Park Bioventures, a venture capital fund targeting investments in therapeutics companies, and began his career serving a range of life sciences companies as an Associate Principal at McKinsey & Company. He received an M.D. from the Perelman School of Medicine at the University of Pennsylvania, an M.B.A. from the Wharton School at the University of Pennsylvania, a B.A. in psychology, philosophy and physiology from Oriel College, University of Oxford while completing a Rhodes Scholarship, and a B.S. in biology from Elizabethtown College.
Our Board believes that Mr. Leaman’s experience holding senior leadership positions in public and private companies in the life sciences and biopharmaceutical industry, as well as his experience with capital raising transactions and partnering with large pharmaceutical companies, provide him with the qualifications and skills to serve as a director of the Company.
Executive Officers
The following table sets forth certain information regarding our current executive officers.
Name	Age	Position(s) with Traws Pharma, Inc.
Iain Dukes, D. Phil.	67	Chief Executive Officer, Secretary and Director
Charles Parker	45	Chief Financial Officer
Victor Moyo, M.D.	57	Chief Medical Officer, Oncology
C. David Pauza, Ph.D.	71	Chief Science Officer, Virology
Robert R. Redfield, M.D.	74	Chief Medical Officer
Nikolay Savchuk, Ph.D.	56	Chief Operating Officer and Director
Iain Dukes, D. Phil.   Please see Dr. Dukes’ biography under the section entitled “Directors,” above.
Charles Parker.   Mr. Parker has served as Chief Financial Officer of the Company, on a consulting basis, since October 1, 2025, prior to which he served as our Interim Chief Financial Officer, also on a consulting basis, from July 3, 2025 to September 30, 2025. Mr. Parker is an experienced finance executive with over two decades of experience working with publicly traded biopharma companies and private equity organizations. In May 2025, Mr. Parker began serving as a Director at Stout, a global advisory firm specializing in corporate finance and accounting services, which has provided supporting finance and accounting related services to the Company since 2024 and through which he provides Chief Financial Officer services to us. Prior to joining Stout, from November 2021 to May 2025, Mr. Parker worked as a consultant for LS Associates, where he provided consulting chief financial officer and other finance and accounting related services to various companies on an interim basis, including without limitation, to Pristine Surgical, LLC, ROM Technologies, Inc., Cantana Bio, and Zogenix, Inc. (Nasdaq: ZGNX). From January 2021 to November 2021, he served as Controller of Dascena, Inc. Mr. Parker has significant experience in public accounting, having worked at BDO USA, LLP for five years and at Parker, Parker and Associates, PLC for five and a half years. Over the course of his career, he has worked with domestic and international small and mid-cap public and private organizations on numerous IPOs, mergers and acquisitions and financings, including more than $700 million in capital raises and multi-million dollar debt restructurings. Ms. Parker holds a B.S. in Accounting from the Lipscomb University.

Victor Moyo, M.D.   Dr. Moyo has served as the Company’s Chief Medical Officer, Oncology since April 12, 2024. Dr. Moyo joined the Company in June 2023 as Consulting Chief Medical Officer and transitioned to Chief Medical Officer in October 2023. Dr. Moyo is a highly experienced physician researcher and drug developer, with approximately 30 years of clinical research experience, including 19 years in the pharmaceutical industry. He has held a variety of senior leadership positions with responsibility for a number of clinical development plans, IND filings, NDA filings, post-market development plans, notably including his work on Onivyde® for metastatic pancreatic cancer, epoetin alpha trial in myelodysplastic syndrome. He is also a named inventor on numerous granted patents and patent applications. From May 2022 to October 2023, Dr. Moyo served as Chief Medical Officer of OncoPep, Inc. From January 2019 to May 2022, he served as Executive Vice-President, Chief Medical Officer and Head of R&D at L.E.A.F. Pharmaceuticals, where he served as Senior Vice President R&D and Chief Medical Officer from January 2016 to January 2019. Prior to that, he held various leadership roles as a Vice President Clinical Investigations or Medical Director at Merrimack Pharmaceuticals and the Centocor Ortho Biotech Services, LLC division of Johnson & Johnson. Dr. Moyo earned his M.D. from the University of Zimbabwe. Following his move to the U.S., he went on to complete his internship and residency in Internal Medicine at the George Washington School of Medicine and Health Sciences and his fellowship in Hematology and Oncology at the Johns Hopkins University School of Medicine.
C. David Pauza, Ph.D.   Dr. Pauza has served as Chief Science Officer, Virology of the Company since April 1, 2024. From 2021 to 2024, Dr. Pauza served as Chief Science Officer of both Trawsfynydd Therapeutics, Inc. (“Trawsfynydd”) and Viriom, Inc. Dr. Pauza previously served as Chief Science Officer of American Gene Technologies International, Inc. from 2016 to 2021, where he led development of a cell and gene therapy for HIV disease and developed a robust intellectual property portfolio in cancer and infectious diseases. Before joining the biotechnology industry, Dr. Pauza had a 35-year career in academic research at the University of Maryland, Baltimore. Dr. Pauza obtained his B.A. from San Jose State University, his Ph.D. from University of California, Berkeley and his Post Doctorate from the Medical Research Counsel, United Kingdom.
Robert Redfield, M.D.   Dr. Redfield has served as Chief Medical Officer of the Company since April 1, 2024. From 2021 to 2023, Dr. Redfield served as Senior Public Health Advisor to Governor Hogan and the State of Maryland. Dr. Redfield previously served as Director of the U.S. Centers for Disease Control and Prevention from 2018 to 2021 and Senior Strategic Advisor at Pasaca Capital Inc. from 2021 to 2022. Currently, Dr. Redfield is the President and Chief Executive Officer of R3 Enterprises and Consulting, a role he has held since 2021; the Co-Founder and President of Prevention, Diagnosis, Treatment Inc. (PDTi), a role he has held since 2021; and a practicing physician with Greater Baltimore Medical Center (GBMC) Health Partners, a role he has held since 2022. Dr. Redfield is also a director and strategic advisor at Viriom, Inc. Dr. Redfield has been a public health leader actively engaged in clinical research and clinical care of chronic human viral infections and infectious diseases, especially HIV, for more than 30 years. He served as the founding director of the Department of Retroviral Research within the U.S. Military’s HIV Research Program, and retired after 20 years of service in the U.S. Army Medical Corps. Following his military service, he co-founded the University of Maryland’s Institute of Human Virology and served as the Chief of Infectious Diseases and Vice Chair of Medicine at the University of Maryland School of Medicine. Dr. Redfield obtained his B.S. and M.D. from Georgetown University.
Nikolay Savchuk, Ph.D.   Please see Dr. Savchuk’s biography under the section entitled “Directors,” above.

Director Compensation
The following table summarizes compensation paid to our non-employee directors in the fiscal year ended December 31, 2024.
Name	Fees Earned or Paid in Cash ($)	Stock Option Awards ($)(1)(2)	All Other Compensation ($)	Total ($)
Peter Atadja, Ph.D.(3)	26,000	—	—	26,000
Jerome E. Groopman, M.D.(3)	11,000	—	—	11,000
Viren Mehta, Pharm.D.(3)	25,750	—	—	25,750
James J. Marino(4)	82,500	—	—	82,500
Luba Greenwood(5)	—	166,293	—	166,293
Trafford Clarke, Ph.D.	45,000	58,991	—	103,991
M. Teresa Shoemaker	59,000	58,991	—	117,991
Jack E. Stover	117,500	108,991	—	226,491

(1)
The amounts shown represent the aggregate grant date fair value related to the grant of (i) 15,780 non-qualified stock options to each of our non-employee directors as of November 22, 2024, (ii) an additional 13,402 non-qualified stock options to Mr. Stover as compensation for services rendered as chair of the Transition Committee, and (iii) 38,211 non-qualified stock options to Ms. Greenwood in connection with her appointment as a director, in each case calculated in accordance with FASB ASC Topic 718. These stock options vest on the first anniversary of the grant and expire ten years after the grant date and are subject to the director’s continued service. Additional information concerning our financial reporting of stock appreciation rights is presented in Note 8 to our Consolidated Financial Statements set forth in our Annual Report on Form 10-K for the year ended December 31, 2024.

(2)
As of December 31, 2024, the aggregate number of outstanding stock option awards held by each non-employee director was: Dr. Clarke — 15,780; Ms. Shoemaker — 5,838; and Mr. Stover — 29,182. As of December 31, 2024, the aggregate number of stock appreciation rights held by each non-employee director was: Ms. Shoemaker — 334; and Mr. Stover — 334.

(3)
Resigned on April 1, 2024 in connection with our acquisition of Trawsfynydd.

(4)
Resigned on September 16, 2024.

(5)
Ms. Greenwood was appointed as a non-employee director on September 16, 2024 and resigned on December 16, 2024. None of the stock options issued to Ms. Greenwood in connection with her appointment as a director or as Board compensation were vested as of her date of resignation; as a result, all such awards were forfeited as of December 16, 2024.

In June 2013, our Board approved a non-employee director compensation policy, which became effective for all non-employee directors in July 2013 and has been amended from time to time since the adoption of such policy. In September 2024, our Board revised its non-employee director compensation policy to change the equity award value members of our Board would receive, based on a benchmarking study comparing our director compensation to a group of comparable peer companies; cash stipend amounts remain unchanged. Under the current policy, each non-employee director is entitled to receive an annual equity award with a grant date value of $28,400 for the applicable fiscal year, which is typically to be awarded at the first Board meeting after the Company’s annual meeting of stockholders for that year; provided, however, that for the first Board meeting following the Company’s 2024 Annual Meeting, each non-employee director received stock options with a grant date value of $59,000 (options to purchase 15,780 shares of Company common stock) and the annual equity award for 2025 (options to purchase 23,000 shares of Company common stock) was granted to our directors in April 2025. Additionally, pursuant to the current policy, each new non-employee director receives an option with a grant date value of $59,000 on the date service commences; provided, however, that in connection with his appointment to the Board on October 1, 2025, Mr. Leaman’s stock option grant was split into two tranches — on October 1, 2025, he was granted options with a grant date value of $29,500 (options to purchase 15,609 shares of Company common stock) and he will be granted additional options with a grant date value of $29,500 on that date that our stockholders approve an amendment to our 2021 Plan to increase the number of shares authorized for issuance thereunder.
In accordance with our non-employee director compensation policy, each non-employee director is entitled to receive an annual base cash retainer of $40,000. In addition to the equity compensation discussed above, our non-employee directors are entitled to receive the following cash compensation for board services, as applicable:
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the chair of our Board, when the chair is not an employee, receives an additional annual retainer of $30,000;

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each member of our Audit, Compensation and Nominating and Corporate Governance Committees received an additional retainer of $7,500, $5,000 and $4,000, respectively; and

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each chairperson of our Audit, Compensation and Nominating and Corporate Governance Committees received an additional annual retainer of $15,000, $10,000 and $8,000, respectively, in addition to the retainer received for service as a member of such committee.

All amounts are paid in quarterly installments. To the extent that an individual serves as a non-employee director for less than a full year, he or she shall be entitled to receive a pro-rata portion of the above amounts based on the percentage of the year for which he or she serves in such role.
Notwithstanding the foregoing, on April 15, 2025, in connection with Mr. Stover’s appointment as Chairman, our Board approved the payment of an aggregate of $120,000 in cash to Mr. Stover for services to be rendered by Mr. Stover as Chairman of the Board during the period commencing April 15, 2025 through December 31, 2025, after which the Chairman retainer is expected to revert back to the typical annual retainer of $30,000.
In addition to the foregoing, as discussed above, in April 2024, our Board constituted a Transition Committee to provide support to our management team throughout the transition of the Company’s business and staffing after the completion of our acquisition of Trawsfynydd. Members of the transition committee included Jack E. Stover, Iain Dukes and Nikolay Savchuk. As compensation for services performed as a member of the Transition Committee, Mr. Stover, the only non-executive director on the committee, received $50,000 in cash payments and stock options to purchase 13,402 shares (valued at $50,000) during fiscal 2024. The Transition Committee was disbanded on December 31, 2024.
All of our directors are eligible to receive additional discretionary awards under the 2021 Plan, subject to the annual limit set forth in the 2021 Plan.
We reimburse each non-employee director for out-of-pocket expenses incurred in connection with attending our Board and committee meetings. Compensation for our directors, including cash and equity compensation, is determined, and remains subject to adjustment, by our Board.
Board Composition and Independence
Our Board currently consists of seven members. Our Board has undertaken a review of the independence of our directors and has determined that all directors, except Werner Cautreels, Iain Dukes, and Nikolay Savchuk, are independent within the meaning of Section 5605(a)(2) of the NASDAQ Stock Market listing rules and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Charter provides that our Board will consist of not less than three nor more than eleven directors, as such number may be fixed by our Board from time to time. Each director shall be elected to the Board to hold office until the next annual meeting of stockholders and until his or her successor is elected and qualified, subject to earlier death, resignation or removal.
Board Leadership Structure and Role in Risk Oversight
Our Board recognizes the time, effort and energy that our Chief Executive officer is required to devote to his position in the current business environment, as well as the commitment required to serve as Chairman of our Board, particularly as the Company continues to undergo changes to its business and management team and as the Board’s oversight responsibilities continue to grow. We believe that, at present, separating these positions allows our Chief Executive officer to focus on our day-to-day business, while allowing our Chairman to lead the Board in its fundamental role of providing advice to, and independent oversight of, management. Our Board also believes that this structure ensures a greater role for the independent directors in the oversight of our company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of our Board.
While our Bylaws do not require that our Chairman and Chief Executive Officer positions be separate, our Board believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.
Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including but not limited to risks relating to limited cash resources, economic uncertainty, volatility of the capital markets, need to raise additional funds, product candidate development, technological uncertainty, dependence on collaborative partners and other third parties, uncertainty regarding patents and proprietary rights, comprehensive government regulations, regulatory uncertainty, having no commercial manufacturing experience, marketing or sales capability or experience and dependence on key personnel. Management is responsible for the day-to-day management of risks we face, while our Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. The Board periodically consults with management regarding the Company’s risks.
Our Board is actively involved in oversight of risks that could affect us. This oversight is conducted primarily through the Audit Committee of our Board, but the full Board has retained responsibility for general oversight of risks.
Board Committees
Our Board has established three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The current members of our Audit Committee are M. Teresa Shoemaker, Trafford Clarke, Jack E. Stover and John Leaman, with Jack E. Stover serving as chairperson. The current members of our Compensation Committee are M. Teresa Shoemaker, Trafford Clarke and Jack E. Stover, with M. Teresa Shoemaker serving as chairperson. The current members of our Nominating and Corporate Governance committee are M. Teresa Shoemaker, Trafford Clarke and Jack E. Stover, with Trafford Clarke serving as chairperson.
In addition to the foregoing, in April 2024, our Board constituted a temporary committee of the Board, the Transition Committee, to provide support to our management team throughout the transition of the Company’s business and staffing after the completion of our acquisition of Trawsfynydd. Members of the Transition Committee included Jack E. Stover, Iain Dukes and Nikolay Savchuk, with Jack E. Stover serving as chairperson. The Transition Committee was disbanded on December 31, 2024.
Our Board has determined that each of Jack E. Stover, Trafford Clarke, M. Teresa Shoemaker and John Leaman meet the additional test for independence for audit committee members imposed by SEC regulations and Section 5605(c)(2)(A) of the NASDAQ Stock Market listing rules and that M. Teresa Shoemaker, Trafford Clarke, Jack E. Stover and John Leaman meet the additional test for independence for compensation committee members imposed by Section 5605(d)(2)(A) of the NASDAQ Stock Market listing rules.
Audit Committee
The primary purpose of our Audit Committee is to assist the Board in the oversight of the integrity of our accounting and financial reporting process, the audits of our consolidated financial statements, and our compliance with legal and regulatory requirements. Our Audit Committee held 10 formal meetings, several informal meetings and various actions were approved by unanimous written consent of the committee during fiscal year 2024. The functions of our Audit Committee include, among other things:

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engaging the independent registered public accounting firm to conduct the annual audit of our consolidated financial statements and monitoring its independence and performance;

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reviewing and approving the planned scope of the annual audit and the results of the annual audit;

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pre-approving all audit services and permissible non-audit services provided by our independent registered public accounting firm;

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reviewing the significant accounting and reporting principles to understand their impact on our consolidated financial statements;

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reviewing our internal financial, operating and accounting controls with management, our independent registered public accounting firm and our internal audit provider;

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reviewing with management and our independent registered public accounting firm, as appropriate, our financial reports, earnings announcements and our compliance with legal and regulatory requirements;

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periodically reviewing and discussing with management the effectiveness and adequacy of our system of internal controls;

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in consultation with management and the independent auditors, reviewing the integrity of our financial reporting process and adequacy of disclosure controls;

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periodically reviewing potential conflicts of interest under and violations of our code of conduct and overseeing the administration of the Company’s code of conduct;

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periodically reviewing financial and accounting personnel succession planning within the Company;

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establishing procedures for the treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and confidential submissions by our employees of concerns regarding questionable accounting or auditing matters;

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providing oversight for all matters related to the security of and risks related to information technology systems and procedures;

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reviewing and approving related-party transactions; and

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reviewing and evaluating, at least annually, our Audit Committee’s charter.

With respect to reviewing and approving related-party transactions, our Audit Committee reviews related-party transactions for potential conflicts of interests or other improprieties. Under SEC rules, as a smaller reporting company, related-party transactions are those transactions to which we are or may be a party in which the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors or executive officers or any other related person had or will have a direct or indirect material interest, excluding, among other things, compensation arrangements with respect to employment and Board membership. Our Audit Committee could approve a related-party transaction if it determines that the transaction is in our best interests. Our directors are required to disclose to our Audit Committee or the full Board any potential conflict of interest, or personal interest in a transaction that our Board is considering.
Our executive officers are required to disclose any related-party transaction to the Audit Committee. We also poll our directors on an annual basis with respect to related-party transactions and their service as an officer or director of other entities. Any director involved in a related-party transaction that is being reviewed or approved must recuse himself or herself from participation in any related deliberation or decision. Whenever possible, the transaction should be approved in advance and if not approved in advance, must be submitted for ratification as promptly as practical.
The financial literacy requirements of the SEC require that each member of our Audit Committee be able to read and understand fundamental financial statements. In addition, at least one member of our Audit Committee must qualify as an Audit Committee financial expert, as defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities Act, and have financial sophistication in accordance with the NASDAQ Stock Market listing rules. Our Board has determined that Jack E. Stover qualifies as an audit committee financial expert.

Both our independent registered public accounting firm and management periodically will meet privately with our Audit Committee.
The Board has adopted a charter for the Audit Committee, which is available in the corporate governance section of our website at https://www.trawspharma.com/corporate-governance.
Compensation Committee
The primary purpose of our Compensation Committee is to assist our Board in exercising its responsibilities relating to compensation of our executive officers and employees and to administer our equity compensation and other benefit plans. In carrying out these responsibilities, this committee reviews all components of executive officer and employee compensation for consistency with its compensation philosophy, as in effect from time to time. Our Compensation Committee held 9 formal meetings, several informal meetings and various actions were approved by unanimous written consent of the committee during fiscal year 2024. The functions of our Compensation Committee include, among other things:
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designing and implementing competitive compensation, retention and severance policies to attract and retain key personnel;

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reviewing and formulating policy and determining the compensation of our Chief Executive Officer, other executive officers and employees;

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reviewing and recommending to our Board the compensation of our non-employee directors;

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reviewing and evaluating our compensation risk policies and procedures;

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administering our equity incentive plans and granting equity awards to our employees and consultants;

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administering our performance bonus plans and granting bonus opportunities to our employees, consultants and non-employee directors under these plans;

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if required from time to time, preparing the analysis or reports on executive officer compensation required to be included in our annual proxy statement;

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engaging compensation consultants or other advisors it deems appropriate to assist with its duties and evaluating whether any consultants retained have any conflicts of interest; and

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reviewing and evaluating, at least annually, our Compensation Committee’s charter.

The Board has adopted a charter for the Compensation Committee, which is available in the corporate governance section of our website at https://www.trawspharma.com/corporate-governance.
The Compensation Committee has utilized Radford (“Radford”), an Aon Hewitt company, as its executive compensation consultant. Radford reports directly to the Compensation Committee. The Compensation Committee may replace Radford or hire additional consultants at any time. Upon request by the Compensation Committee or its chair, a representative of Radford attends meetings of the Compensation Committee and is available to discuss compensation issues in between meetings.
In connection with its work for the Compensation Committee, Radford has provided various executive compensation services to the Compensation Committee pursuant to a written consulting agreement. Generally, these services included advising the Compensation Committee on the principal aspects of our executive and non-employee director compensation programs and evolving industry practices and providing market information and analysis regarding the competitiveness of our programs design and our award values in relation to performance.
The Compensation Committee retains sole authority to hire any compensation consultant, approve such consultant’s compensation, determine the nature and scope of its services, evaluate its performance, and terminate its engagement. We assessed the independence of Radford pursuant to SEC rules and determined that no known conflict of interest existed that would prevent Radford from serving as an independent consultant to the Compensation Committee.

The Compensation Committee has reviewed our compensation policies and practices for all employees, including our named executive officers, as they relate to risk management practices and risk-taking incentives, and has determined that there are no risks arising from these policies and practices that are reasonably likely to have a material adverse effect on us.
Nominating and Corporate Governance Committee
The primary purpose of our Nominating and Corporate Governance Committee is to assist our Board in promoting the best interest of our company and our stockholders through the implementation of sound corporate governance principles and practices. Our Nominating and Corporate Governance Committee held 4 formal meetings, several informal meetings and various actions were approved by unanimous written consent of the committee during fiscal 2024. The functions of our Nominating and Corporate Governance Committee include, among other things:
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identifying, reviewing and evaluating candidates to serve on our Board;

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determining the minimum qualifications for service on our Board;

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developing and recommending to our Board an annual self-evaluation process for our Board and overseeing the annual self-evaluation process;

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developing, as appropriate, a set of corporate governance principles, and reviewing and recommending to our Board any changes to such principles; and

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periodically reviewing and evaluating our Nominating and Corporate Governance Committee’s charter.

The Board has adopted a charter for the Nominating and Corporate Governance Committee, which is available in the corporate governance section of our website at https://www.trawspharma.com/corporate-governance.
Code of Conduct for Employees, Executive Officers and Directors
We have adopted a code of conduct (the “Code”) applicable to all of our employees, executive officers and directors. If we make any substantive amendments to, or grant any waivers from, the Code for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a Current Report on Form 8-K. The Code is available in the corporate governance section of our website at https://www.trawspharma.com/corporate-governance. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement
The Audit Committee of our Board is responsible for overseeing the code of conduct and must approve any waivers of the code of conduct for employees, executive officers or directors.
Meetings of the Board of Directors
The Board held 16 formal meetings, several informal meetings and various actions were approved by unanimous written consent of the Board during fiscal 2024. During fiscal 2024, each director attended at least 75 percent of the aggregate of the total number of meetings of the Board and the committees on which such director served.
Directors are encouraged, but not required, to attend our annual meetings of stockholders. All of our directors attended the 2024 Annual Meeting of Stockholders.
Director Nomination Process
The process followed by our Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to members of our Board and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Nominating and Corporate Governance Committee and the Board.

In determining whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, our Nominating and Corporate Governance Committee considers the composition of the Board with respect to depth of experience, balance of professional interests, required expertise and other factors. The Nominating and Corporate Governance Committee considers the value of diversity when recommending candidates. The committee views diversity broadly to include diversity of experience, skills and viewpoint. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. Our Board believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow it to fulfill its responsibilities.
Stockholders may recommend individuals to our Nominating and Corporate Governance Committee for consideration as potential director candidates. The Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following the same process and applying the same criteria as it follows for candidates submitted by others.
Stockholders may directly nominate a person for election to our Board by complying with the procedures set forth in Section 2.2(A) of our Bylaws and with the rules and regulations of the SEC. Under our Bylaws, only persons nominated in accordance with the procedures set forth in the Bylaws will be eligible to be elected to serve as directors. In order to nominate a candidate for service as a director, you must be a stockholder at the time you give the Board notice of your nomination, and you must be entitled to vote for the election of directors at the meeting at which your nominee will be considered. In addition, the stockholder must have given timely notice in writing to our Secretary. To be timely, a stockholder’s notice must be delivered to the Secretary at our principal executive offices not later than the 90th day, nor earlier than the 120th day, prior to the first anniversary of the prior year’s annual meeting of stockholders (provided, however, that in the event that the date of the annual meeting is more than 30 days before or 60 days after such anniversary date, notice by the stockholder must be delivered no earlier than the 120th day prior to the annual meeting and no later than the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made by us).
Your notice must set forth (i) the name, age, business address and, if known, residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the class and number of shares of stock of the Company directly or indirectly, owned beneficially or of record by the nominee, (iv) a description of all arrangements or understandings between you and the nominee and any other person or persons (naming such person or persons) pursuant to which the nomination is to be made by you, and (v) all other information relating to the nominee that is required to be disclosed in solicitations of proxies for the election of directors in an election contest, or is otherwise required, in each case, pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Nominations for director must be accompanied by the nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected.
Stockholder Communications with the Board
You can contact our Board to provide comments, to report concerns, or to ask a question, at the following address.
Chief Executive Officer
Traws Pharma, Inc.
12 Penns Trail
Newtown, PA 18940
You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier or other interested party.
Communications are distributed to our Board, or to any individual directors, as appropriate, depending on the facts and circumstances outlined in the communication.

Vote Required for Approval
Directors will be elected by the plurality of the votes cast at the Annual Meeting. This means that the seven nominees receiving the highest number of affirmative (“For”) votes (among votes properly cast virtually or by proxy) will be elected as directors. Broker non-votes (if any) and “withhold” votes will not be counted as votes cast on the matter and will have no effect on the outcome of this proposal.
Recommendation
THE BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” EACH OF THE DIRECTOR NOMINEES INCLUDED IN THIS PROPOSAL NO. 1.

PROPOSAL NO. 2
AMENDMENT AND RESTATEMENT OF THE 2021 PLAN
The Board is asking stockholders to approve the Traws Pharma, Inc. 2021 Incentive Compensation Plan, as amended and restated (the “Amended Plan”). On October 7, 2025, acting on the recommendation of our Compensation Committee (the “Compensation Committee”), the Board unanimously approved the Amended Plan, subject to stockholder approval and, accordingly, the Board directed that the Amended Plan be submitted to the Company’s stockholders for approval at the Annual Meeting. The Amended Plan will become effective upon the approval of the Company’s stockholders. Awards granted prior to the effective date of the Amended Plan will continue to be governed by the applicable award agreements and the terms of the Traws Pharma, Inc. 2021 Incentive Compensation Plan, as amended and restated (the “2021 Plan”), prior to the effective date of the Amended Plan.
The Amended Plan is the third amendment and restatement of the 2021 Plan, which was originally effective as of July 30, 2021 and subsequently amended and restated on July 21, 2022 and October 10, 2024, in each case upon the approval of the Company’s stockholders. The 2021 Plan is a successor to the Company’s 2018 Omnibus Incentive Compensation Plan, as amended and restated (the “2018 Plan”). The 2018 Plan replaced the Company’s 2013 Equity Incentive Plan (the “2013 Plan,” and together with the 2018 Plan, the “Prior Plans”). No further awards have been or will be made under the Prior Plans. Awards granted under the Prior Plans will continue in effect in accordance with the terms of the applicable award agreement and the terms of the applicable Prior Plan in effect when the awards were granted.
Stockholder approval of the Amended Plan is being sought in order to (i) meet NASDAQ listing requirements, (ii) extend the term of the Amended Plan and (iii) allow for incentive stock options to meet the requirements of the Internal Revenue Code of 1986, as amended (the “Code”).
The principal changes made to the Amended Plan are to:
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increase the number of shares of our common stock reserved for issuance by an additional 1,500,000 shares; and

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extend the term of the Amended Plan until the day immediately preceding the tenth anniversary of the effective date of the Amended Plan.

The Amended Plan will enable the Company to continue its compensation program that is intended to attract, motivate and retain experienced, highly-qualified directors, employees, consultants and advisors of the Company who will contribute to the Company’s success, and will align the interests of the directors, employees, consultants and advisors of the Company with those of its stockholders through the ability to grant a variety of stock-based awards. If the stockholders approve the Amended Plan, awards granted under the Amended Plan will be governed by the terms of the Amended Plan.
Reasons for Approval of the Plan Amendment
As of October 2, 2025, 215,193 shares remain available for grant under the 2021 Plan. The Board and the Compensation Committee believe that attracting and retaining employees, non-employee directors, and consultants and advisors of high quality has been and will continue to be essential to the Company’s growth and success. We believe that adoption of the Amended Plan will enhance our ability to attract and retain highly qualified officers, directors, employees, and service providers, and to motivate such individuals to serve the Company and to expend maximum effort to improve our business results by providing to those individuals an opportunity to acquire or increase a direct proprietary interest in our operations and future success. Additionally, the Board and Compensation Committee believe that our interests and the interests of our stockholders will be advanced if we can continue to offer our employees, notably at the senior management level, advisors, consultants, and non-employee directors the opportunity to acquire or increase their proprietary interests in the Company. The market for quality personnel is competitive, and our Board has concluded that our ability to attract, retain and motivate top quality management and employees is material to our success, which would be significantly enhanced by our continued ability to grant equity compensation under the 2021 Plan.

The Board and Compensation Committee believe that the current number of shares available for grants under the 2021 Plan is not sufficient in light of our compensation structure and strategy. Equity incentives form an integral part of the compensation paid to many of our employees, particularly those in positions of key importance. Equity incentives also are a major part of our non-employee director annual retainer compensation. The Board has concluded that our ability to attract, retain and motivate top quality employees, non-employee directors, and consultants and advisors is critical to our success and growth, and would be enhanced by our continued ability to grant awards under the Amended Plan. In addition, the Board believes that our interests and the interests of our stockholders will be advanced if the Company can continue to offer employees, non-employee directors and consultants and advisors the opportunity to acquire or increase their proprietary interests in the Company. The Board believes that adopting the Amended Plan will ensure that the Company continues to have a sufficient number of shares with which to achieve our compensation strategy and to allow for growth.
If this Proposal No. 2 is approved by our stockholders at the Annual Meeting, subject to adjustments as described in the Amended Plan and summarized below, the number of additional shares of our common stock that may be issued under the Amended Plan with respect to awards made on and after the Amended Plan is approved by our stockholders will be 1,500,000 shares. In addition, subject to adjustments as described in the Amended Plan, shares of our common stock that remained available for awards under the 2021 Plan as of the effective date of the Amended Plan and any shares of our common stock subject to outstanding awards under the 2021 Plan and the Prior Plans, as of the effective date of the Amended Plan, that terminate, expire, or are cancelled, forfeited, exchanged, or surrendered without having been exercised, vested, or paid in shares after the effective date of the Amended Plan will be available for issuance under the Amended Plan.
If this Proposal No. 2 is not approved by our stockholders at the Annual Meeting, the Amended Plan will not become effective, the number of shares of common stock authorized for issuance under the 2021 Plan will not be increased, and our ability to grant additional awards under the 20121 Plan will be extremely limited. If we are unable to incentivize our current officers and directors through equity awards, we may face difficulties retaining them and/or may have to make additional cash payments in lieu of equity awards, which could negatively impact our results of operations.
In determining the number of additional shares to be authorized for issuance under the Amended Plan, the Board and Compensation Committee considered a number of factors, including the number of shares available under the 2021 Plan, recent closing prices of our shares on NASAQ, our past share usage (burn rate), the number of shares needed for future awards, a dilution analysis, competitive data from relevant peer companies, and the current and future accounting expenses associated with our equity award practices. Based on such considerations, the Board and Compensation Committee determined that the number of shares available for issuance under the 2021 Plan should be increased by 1,500,000 shares to allow us to continue our equity compensation structure and strategy.
Summary of the Amended Plan
The material terms of the Amended Plan are summarized below. A copy of the full text of the Amended Plan is attached to this Proxy Statement as Appendix A. This summary of the Amended Plan is not intended to be a complete description of the Amended Plan and is qualified in its entirety by the actual text of the Amended Plan to which reference is made.
Purpose and Types of Awards
The purpose of the Amended Plan is to attract and retain employees, non-employee directors and consultants, and advisors. The Amended Plan provides for the issuance of incentive stock options, non-qualified stock options, stock awards, stock units, stock appreciation rights and other stock-based awards. The Amended Plan is intended to provide an incentive to participants to contribute to our economic success by aligning the economic interests of participants with those of our stockholders.
Administration
The Amended Plan will be administered by our Compensation Committee, and our Compensation Committee will determine all of the terms and conditions applicable to awards under the Amended Plan.

Our Compensation Committee will also determine who will receive awards under the Amended Plan and the number of shares of common stock that will be subject to awards. Our Compensation Committee may delegate authority under the Amended Plan to one or more subcommittees as it deems appropriate. Our Compensation Committee will consist of “non-employee directors” as defined under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and “independent directors,” as determined in accordance with the independence standards established by the stock exchange on which our common stock is at the time primarily traded. Subject to compliance with applicable law and the applicable stock exchange rules, our Board, in its discretion, may perform any action of our Compensation Committee under the Amended Plan. Subject to compliance with applicable law and applicable stock exchange requirements, the Compensation Committee (or our Board or a subcommittee, as applicable) may delegate all or part of its authority to our Chief Executive Officer, as it deems appropriate, with respect to awards to employees or consultants or advisors who are not executive officers or directors under Section 16 of the Exchange Act. Our Compensation Committee, our Board, any subcommittee or the Chief Executive Officer, as applicable, that has authority with respect to a specific award will be referred to as “the committee” in this description of the Amended Plan.
Shares Subject to the Amended Plan
Subject to adjustment described below, the maximum aggregate number of shares of common stock that may be issued or transferred under the Amended Plan with respect to awards made on and after the effective date of the Amended Plan is 1,500,000 shares. In addition, subject to adjustments as described below, any shares of common stock that remained available for awards under the 2021 Plan as of the effective date of the Amended Plan and any shares of common stock subject to outstanding awards granted under the 2021 Plan and the Prior Plans that terminate, expire, or are cancelled, forfeited, exchanged, or surrendered without having been exercised, vested, or paid in shares after the effective date of the Amended Plan will be available for issuance under the Amended Plan.
If any options or stock appreciation rights, including outstanding options granted under the 2021 Plan or the Prior Plans, terminate, expire, or are cancelled, forfeited, exchanged, or surrendered without having been exercised, or if any stock awards, stock units or other stock-based award, including stock units granted under the 2021 Plan, are forfeited, terminated, or otherwise not paid in full, the shares of our common stock subject to such awards will again be available for purposes of the Amended Plan. Shares of our common stock that are surrendered in payment of the exercise price of an option (including an option granted under the 2021 Plan or granted under Prior Plans that is exercised on or after the effective date of the 2021 Plan) or a stock appreciation right will not be available for issuance under the Amended Plan. Shares of our common stock that are withheld in satisfaction of the withholding taxes, or surrendered for the payment of taxes, incurred in connection with the issuance, vesting or exercise of any award, or the issuance of our common stock (including an option or stock unit award granted under the 2021 Plan or an option granted under the Prior Plans) will not be available for issuance under the Amended Plan. When stock appreciation rights are granted, the full number of shares subject to the stock appreciation rights will be considered issued under the Amended Plan regardless of the number of shares issued upon exercise of the stock appreciation rights. If we repurchase shares of our common stock on the open market with the proceeds from the exercise price we receive from options (including options granted under the 2021 Plan and the Prior Plans), the repurchased shares will not be available for issuance under the Amended Plan. If any awards are paid in cash, and not in shares of our common stock, any shares of our common stock subject to such awards will also be available for future awards. In addition, shares of our common stock issued under awards made pursuant to assumption, substitution, or exchange of previously granted awards of a company that we acquire will not reduce the number of shares of our common stock available under the Amended Plan. Available shares under a stockholder approved plan of an acquired company may be used for awards under the Amended Plan and will not reduce the share reserve, subject to compliance with the applicable stock exchange requirements and the Code.
The maximum aggregate grant date value of shares of common stock subject to awards made to any non-employee member of our Board during any calendar year for services rendered as a non-employee director, including any cash fees earned for services rendered as a non-employee director during the calendar year, will not exceed $300,000 in total value. In determining the foregoing dollar limit in this paragraph, the value of awards will be calculated based on the grant date fair value of the awards for financial reporting purposes.

Adjustments
In connection with stock splits (reverse stock splits), stock dividends, recapitalizations, and certain other events affecting our common stock, the committee will make adjustments as it deems appropriate in the maximum number of shares of common stock reserved for issuance as awards or for which individuals may receive awards in any year; the number and kind of shares covered by outstanding awards; the kind of shares that may be issued or transferred under the Amended Plan; the price per share or market value of any outstanding awards; the exercise price of options; the base amount of stock appreciation rights; and the performance goals or other terms; and conditions as the committee deems appropriate.
Eligibility
All of our employees are eligible to receive awards under the Amended Plan. In addition, our non-employee directors and consultants or advisors who perform services for us may receive awards under the Amended Plan. Incentive stock options may be granted only to our employees.
As of October 2, 2025, approximately 7 employees and 5 non-employee directors would be eligible to participate in the Amended Plan. The committee, in its discretion, selects the persons to whom awards may be granted, determines the type of awards, determines the times at which awards will be made, determines the number of shares subject to each such award (or the dollar value of certain performance awards), and determines the other terms and conditions relating to the awards. For this reason, it is not possible to determine the benefits or amounts that will be received by any particular person in the future. Because our executives and non-employee directors are eligible to receive awards under the Amended Plan, they may be deemed to have a personal interest in the approval of this Proposal No. 2.
Vesting
The committee determines the vesting and exercisability terms of awards granted under the Amended Plan. Awards granted under the Amended Plan shall include regular vesting schedules that provide that no portion of an award will vest earlier than one year from the date of grant. However, up to 5% of the shares reserved under the Amended Plan as of the effective date of the Amended Plan (subject to adjustment as set forth in the Amended Plan) may be granted without regard to this minimum vesting requirement. Except in connection with a change in control (in which case, awards will be treated as described below), the committee may accelerate vesting of any award in its discretion. Dividends and dividend equivalents granted in connection with any awards made under the Amended Plan will vest and be paid only if and to the extent the underlying awards vest and are paid.
At the committee’s discretion, performance objectives for awards may be based on the attainment of specified levels of one or more performance goals established by the committee. If the committee so determines, the vesting of any such award subject to performance objectives may be described in terms of company-wide objectives or objectives that are related to the performance of the individual participant or the subsidiary, division, department or function within the company or subsidiary in which the participant is employed. Performance objectives may be measured on an absolute or relative basis. Relative performance may be measured by a group of peer companies or by a financial market index. Performance objectives may include: specified levels of or increases in, a division’s or a subsidiary’s return on capital, equity or assets; earnings measures/ratios (on a gross, net, pre-tax or post-tax basis), including basic earnings per share, diluted earnings per share, total earnings, operating earnings, earnings growth, earnings before interest and taxes and earnings before interest, taxes, depreciation and amortization; net economic profit (which is operating earnings minus a charge to capital); net income; operating income; sales; sales growth; gross margin; direct margin; costs; share price (including but not limited to growth measures and total stockholder return); operating profit; per period or cumulative cash flow (including but not limited to operating cash flow and free cash flow) or cash flow return on investment (which equals net cash flow divided by total capital); inventory turns; financial return ratios; market share; balance sheet measurements such as receivable turnover; improvement in or attainment of expense levels; improvement in or attainment of working capital levels; debt reduction; strategic innovation; customer or employee satisfaction; the consummation of one or more acquisitions of a certain size as measured by one or more of the financial criteria listed above; individual objectives; regulatory body approval for commercialization of a product; implementation or completion of critical projects (including, but not limited to, milestones such as clinical trial enrollment targets, commencement of phases of clinical trials and completion of phases of clinical trials); and any combination of the foregoing.
Options
Under the Amended Plan, the committee will determine the exercise price of the options granted and may grant options to purchase shares of common stock in such amounts as it determines. The committee may grant options that are intended to qualify as incentive stock options under Section 422 of the Code, or non-qualified stock options, which are not intended to so qualify. Incentive stock options may only be granted to our employees. Anyone eligible to participate in the Amended Plan may receive a grant of non-qualified stock options. The exercise price of an option granted under the Amended Plan cannot be less than the fair market value of a share of our common stock on the date the option is granted. If an incentive stock option is granted to a 10% stockholder, the exercise price cannot be less than 110% of the fair market value of a share of our common stock on the date the option is granted. The aggregate number of shares of common stock that may be issued or transferred under the Amended Plan pursuant to incentive stock options under Section 422 of the Code granted on and after the effective date of the Amended Plan may not exceed 1,500,000 shares of common stock. The fair market value of our common stock is generally equal to the closing price for the common stock on the date the option is granted (or if there was no closing price on that date, on the last preceding date on which a closing price was reported).
The exercise price for any option is generally payable in cash. In certain circumstances as permitted by the committee, the exercise price may be paid by the surrender of shares of our common stock with an aggregate fair market value on the date the option is exercised equal to the exercise price; by payment through a broker in accordance with procedures established by the Federal Reserve Board; by withholding shares of common stock subject to the exercisable option which have a fair market value on the date of exercise equal to the aggregate exercise price; or by such other method as the committee approves.
The term of an option cannot exceed ten years from the date of grant, except that if an incentive stock option is granted to a 10% stockholder, the term cannot exceed five years from the date of grant. In the event that on the last day of the term of a non-qualified stock option, the exercise is prohibited by applicable law, including a prohibition on purchases or sales of our common stock under our insider trading policy, the term of the non-qualified option will be extended for a period of 30 days following the end of the legal prohibition, unless the committee determines otherwise.
Except as provided in the award agreement, an option may only be exercised while a participant is employed by or providing service to us. The committee will determine in the award agreement under what circumstances and during what time periods a participant may exercise an option after termination of employment.
Stock Appreciation Rights
Under the Amended Plan, the committee may grant stock appreciation rights, which may be granted separately or in tandem with any option. Stock appreciation rights granted with a non-qualified stock option may be granted either at the time the non-qualified stock option is granted or any time thereafter while the option remains outstanding. Stock appreciation rights granted with an incentive stock option may be granted only at the time the grant of the incentive stock option is made. The committee will establish the base amount of the stock appreciation right at the time the stock appreciation right is granted, which will be equal to or greater than the fair market value of a share of our common stock as of the date of grant.
If a stock appreciation right is granted in tandem with an option, the number of stock appreciation rights that are exercisable during a specified period will not exceed the number of shares of our common stock that the participant may purchase upon exercising the related option during such period. Upon exercising the related option, the related stock appreciation rights will terminate, and upon the exercise of a stock appreciation right, the related option will terminate, to the extent of an equal number of shares of our common stock. Generally, stock appreciation rights may only be exercised while the participant is employed by, or providing services to, us. When a participant exercises a stock appreciation right, the participant will receive the excess of the fair market value of the underlying common stock over the base amount of the stock appreciation right. The appreciation of a stock appreciation right will be paid in shares of our common stock, cash or both.
The term of a stock appreciation right cannot exceed ten years from the date of grant. In the event that on the last day of the term of a stock appreciation right, the exercise is prohibited by applicable law, including a prohibition on purchases or sales of our common stock under our insider trading policy, the term of the stock appreciation right will be extended for a period of 30 days following the end of the legal prohibition, unless the committee determines otherwise.
Stock Awards
Under the Amended Plan, the committee may grant stock awards. A stock award is an award of our common stock that may be subject to restrictions as the committee determines. The restrictions, if any, may lapse over a specified period of employment or based on the satisfaction of pre-established criteria, in installments or otherwise, as the committee may determine. Except to the extent restricted under the award agreement relating to the stock award, a participant will have all of the rights of a stockholder as to those shares, including the right to vote and the right to receive dividends or distributions on the shares; provided, however, that dividends with respect to stock awards shall vest and be paid if and to the extent that the underlying stock award vests and is paid. All unvested stock awards are forfeited if the participant’s employment or service is terminated for any reason, unless the committee determines otherwise.
Stock Units
Under the Amended Plan, the committee may grant restricted stock units to anyone eligible to participate in the Amended Plan. Restricted stock units are phantom units that represent shares of our common stock. Restricted stock units become payable on terms and conditions determined by the committee and will be payable in cash or shares of our stock as determined by the committee. All unvested restricted stock units are forfeited if the participant’s employment or service is terminated for any reason, unless the committee determines otherwise.
Other Stock-Based Awards
Under the Amended Plan, the committee may grant other types of awards that are based on, measured by, or payable to, anyone eligible to participate in the Amended Plan in shares of our common stock. The committee will determine the terms and conditions of such awards. Other stock-based awards may be payable in cash, shares of our common stock, or a combination of the two.
Dividend Equivalents
Under the Amended Plan, the committee may grant dividend equivalents in connection with awards of stock units or other stock-based awards made under the Amended Plan. Dividend equivalents entitle the participant to receive amounts equal to ordinary dividends that are paid on the shares underlying an award while the award is outstanding. Dividend equivalents may be paid in cash, in shares of our common stock, or in a combination of the two. The committee will determine the terms and conditions of the dividend equivalent awards, including whether the awards are payable upon the achievement of specific performance goals; provided, however, that dividend equivalents shall vest and be paid only if and to the extent that the underlying stock units or other stock-based awards vest and are paid. For the avoidance of doubt, no dividends or dividend equivalents will be granted with respect to options or stock appreciation rights.
Change in Control
If we experience a change in control where we are not the surviving corporation (or survive only as a subsidiary of another corporation), all outstanding awards that are not exercised or paid at the time of the change in control will be assumed by, or replaced with awards that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation). In the event that the surviving corporation (or a parent or subsidiary of the surviving corporation) does not assume or replace awards with grants that have comparable terms, outstanding options and stock appreciation rights will accelerate and become fully exercisable and the restrictions and conditions on outstanding stock awards, stock units, other stock-based awards and dividend equivalents immediately lapse, provided that if the vesting of any such awards is based, in whole or in part, on performance, such awards shall vest based on the greater of (i) actual performance as of the change in control or (ii) target performance, pro-rated based on the period elapsed between the beginning of the applicable performance period and the date of the change in control. At the committee’s discretion, if a participant incurs an involuntary termination of employment or service on or after a change in control, the participant’s outstanding awards may become vested, in whole or in part, as of the date of termination; provided that if the vesting of any such award is based, in whole or in part, on performance, such awards shall vest only based on the greater of (i) actual performance as of the change in control or (ii) target performance, pro-rated based on the period elapsed between the beginning of the applicable performance period and the date of the termination.
If there is a change in control and all outstanding awards are not assumed by, or replaced with awards that have comparable terms by, the surviving corporation, the committee may take any of the following action without the consent of any participant:
•
pay participants, in an amount and form determined by the committee, in settlement of outstanding stock units, other stock-based awards or dividend equivalents;

•
require that participants surrender their outstanding options, stock appreciation rights or any other exercisable award, in exchange for a payment by us, in cash or shares of our common stock, equal to the difference between the exercise price and the fair market value of the underlying shares of common stock; provided, however, if the per share fair market value of the common stock does not exceed the per share option exercise price or stock appreciation right base amount, as applicable, we will not be required to make any payment to the participant upon surrender of the option or stock appreciation right; or

•
after giving participants an opportunity to exercise all of their outstanding options and stock appreciation rights, terminate any unexercised options and stock appreciation rights on the date determined by the committee.

In general terms, a change in control under the Amended Plan includes:
•
the acquisition, directly or indirectly, by a person of more than 50% of the combined voting power of our voting securities entitled to vote generally in the election of directors; provided, however, that the following acquisitions of voting securities shall not constitute a change in control: (a) any acquisition by or from us or any of our subsidiaries, or by any employee benefit plan (or related trust) sponsored or maintained by us or any of our subsidiaries, (b) any acquisition by any underwriter in any firm commitment underwriting of securities to be issued by us, or (c) any acquisition by any corporation (or other entity) if, immediately following such acquisition, 50% or more of the then outstanding shares of common stock (or other equity unit) of such corporation (or other entity);

•
and the combined voting power of the then outstanding voting securities of such corporation (or other entity), are beneficially owned, directly or indirectly, by all or substantially all of the individuals or entities who, immediately prior to such acquisition, were the beneficial owners of our then outstanding shares of common stock and the voting securities in substantially the same proportions, respectively, as their ownership immediately prior to the acquisition of our stock and voting securities;

•
the consummation of the sale or other disposition of all or substantially all of our assets, other than to a wholly-owned subsidiary or to a holding company of which we are a direct or indirect wholly owned subsidiary prior to such transaction;

•
the consummation of a reorganization, merger or consolidation of our company, other than a reorganization, merger or consolidation which would result in our voting securities outstanding immediately prior to the transaction continuing to represent (whether by remaining outstanding or

•
by being converted to voting securities of the surviving entity) 65% or more of the voting securities or the voting power of the voting securities of such surviving entity outstanding immediately after such transaction;

•
the consummation of a plan for our complete liquidation; or

•
the following individuals cease for any reason to constitute a majority of our Board: individuals who, as of the effective date of the Amended Plan, constitute our Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation relating to the election of our directors) whose appointment or election by the Board or nomination for election by our stockholders was approved and recommended by a vote of at least two-thirds of the directors then still in office who either were directors on the effective date of the Amended Plan or whose appointment, election or nomination for election was previously so approved or recommended.

Notwithstanding the above, in the case of a distribution under the Amended Plan of an amount which is subject to Section 409A of the Code, only an event which constitutes a “change in control event” as defined under Section 409A of the Code shall constitute a “change in control” for purposes of the payment provisions under the Amended Plan.
Deferrals
The committee may permit or require participants to defer receipt of the payment of cash or the delivery of shares of common stock that would otherwise be due to the participant in connection with an award under the Amended Plan. The committee will establish the rules and procedures applicable to any such deferrals, consistent with the requirements of Section 409A of the Code.
Withholding
All awards under the Amended Plan are subject to applicable U.S. federal (including FICA), state and local, foreign, or other tax withholding requirements. We may require participants or other persons receiving awards or exercising awards to pay an amount sufficient to satisfy such tax withholding requirements with respect to such awards, or we may deduct from other wages and compensation paid by us the amount of any withholding taxes due with respect to such award.
The committee may permit or require that our tax withholding obligation with respect to awards paid in our common stock will paid by having shares withheld up to an amount that does not exceed the participant’s applicable withholding tax rate for U.S. federal (including FICA), state and local, foreign, or other tax liabilities. In addition, the committee may, in its discretion, and subject to such rules as the committee may adopt, allow participants to elect to have such share withholding applied to all or a portion of the tax withholding obligation arising in connection with any particular award.
Transferability
Except as permitted by the committee with respect to non-qualified stock options, only a participant may exercise rights under an award during the participant’s lifetime. Upon death, the personal representative or other person entitled to succeed to the rights of the participant may exercise such rights. A participant cannot transfer those rights except by will or by the laws of descent and distribution or, with respect to awards other than incentive stock options, pursuant to a domestic relations order. The committee may provide in an award agreement that a participant may transfer non-qualified stock options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with applicable securities laws.
Amendment; Termination
Our Board may amend or terminate the Amended Plan at any time, except that our stockholders must approve an amendment if such approval is required in order to comply with the Code, applicable laws, or applicable stock exchange requirements. Unless terminated sooner by our Board or extended with stockholder approval, the Amended Plan will terminate on the day immediately preceding the tenth anniversary of the effective date of the Amended Plan.
Stockholder approval is required to amend the terms of outstanding options or stock appreciation rights to reduce the exercise price or base price of options or stock appreciation rights, respectively, cancel outstanding options or stock appreciation rights in exchange for options or stock appreciation rights with an exercise price or base price, as applicable, that is (1) less than the exercise price or base price of the original options or stock appreciation rights or (2) above the current stock price in exchange for cash or other securities. However, such stockholder approval is not required in connection with certain corporate transactions or other actions with respect to our securities, such as a stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of our common stock.
Establishment of Sub-Plans
Our Board may, from time to time, establish one or more sub-plans under the Amended Plan to satisfy applicable blue sky, securities, or tax laws of various jurisdictions. Our Board may establish such sub-plans by adopting supplements to the Amended Plan setting forth limitations on the committee’s discretion and such additional terms and conditions not otherwise inconsistent with the Amended Plan as our Board will deem necessary or desirable. All such supplements will be deemed part of the Amended Plan, but each supplement will only apply to participants within the affected jurisdiction.
Clawback
Subject to applicable law, the committee may provide in any award agreement that if a participant breaches any restrictive covenant agreement between the participant and us, or otherwise engages in activities that constitute cause either while employed by, or providing services to, us or within the applicable period of time thereafter, all awards held by the participant will terminate, and we may rescind any exercise of an option or stock appreciation right and the vesting of any other award and delivery of shares upon such exercise or vesting, as applicable on such terms as the committee will determine, including the right to require that in the event of any rescission:
•
the participant must return the shares received upon the exercise of any option or stock appreciation right or the vesting and payment of any other awards; or

•
if the participant no longer owns the shares, the participant must pay to us the amount of any gain realized or payment received as a result of any sale or other disposition of the shares (if the participant transferred the shares by gift or without consideration, then the fair market value of the shares on the date of the breach of the restrictive covenant agreement or activity constituting cause), net of the price originally paid by the participant for the shares.

The committee may also provide for clawbacks pursuant to a clawback policy, which our Board may in the future adopt and amend from time to time. Payment by the participant will be made in such manner and on such terms and conditions as may be required by the committee. We will be entitled to set off against the amount of any such payment any amounts that we otherwise owe to the participant.
Federal Income Tax Consequences
The following discussion summarizes certain federal income tax considerations of awards under the Amended Plan. However, it does not purport to be complete and does not describe the state, local or foreign tax considerations or the consequences for any particular individual.
Options.   A participant does not realize ordinary income on the grant of an option. Upon exercise of a non-qualified stock option, the participant will realize ordinary income equal to the excess of the fair market value of the shares of common stock over the option exercise price. The cost basis of the shares acquired for capital gain treatment is their fair market value at the time of exercise. Upon exercise of an incentive stock option, the excess of the fair market value of the shares of common stock acquired over the option exercise price will be an item of tax preference to the participant, which may be subject to an alternative minimum tax for the year of exercise. If no disposition of the shares is made within two years from the date of granting of the incentive stock option or within one year after the transfer of the shares to the participant, the participant does not realize taxable income as a result of exercising the incentive stock option; the tax basis of the shares received for capital gain treatment is the option exercise price; any gain or loss realized on the sale of the shares is long-term capital gain or loss. If the participant disposes of the shares within the two-year or one-year periods referred to above, the participant will realize ordinary income at that time in an amount equal to the excess of the fair market value of the shares at the time of exercise (or the net proceeds of disposition, if less) over the option exercise price. For capital gain treatment on such a disposition, the tax basis of the shares will be their fair market value at the time of exercise.
Stock Appreciation Rights.   No ordinary income will be realized by a participant in connection with the grant of a SAR. When the SAR is exercised, the participant will realize ordinary income in an amount equal to the sum of the amount of any cash received and the fair market value of the shares of common stock or other property received upon the exercise.
Restricted Stock, Performance and Restricted Stock Unit Awards.   The participant will not realize ordinary income on the grant of a restricted stock award (or a performance award if the shares of common stock are issued on grant), but will realize ordinary income when the shares subject to the award become vested in an amount equal to the excess of (i) the fair market value of the shares on the vesting date over (ii) the purchase price, if any, paid for the shares. The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year the shares are granted an amount equal to the excess of (i) the fair market value of the shares on the date of issuance, over (ii) the purchase price, if any, paid for the shares. If the Section 83(b) election is made, the participant will not realize any additional taxable income when the shares become vested.
The participant will not realize ordinary income on the grant of a restricted stock unit award (or a performance award under which shares of common stock are not issued on grant), but will realize ordinary income when the shares subject to the award are issued to the participant after they become vested. The amount of ordinary income will be equal to the excess of (i) the fair market value of the shares on the date they are issued over (ii) the purchase price, if any, paid for the award.
Upon disposition of shares of common stock acquired under a restricted stock award, performance award or restricted stock unit award, the participant will realize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for the shares plus any amount realized as ordinary income upon grant (or vesting) of the shares.
Company Tax Deduction
Prior to 2018, Section 162(m) of the Code imposed a $1 million limit on the amount a public company may deduct for compensation paid to a company’s chief executive officer or any of the company’s three other most highly compensated executive officers (other than the chief financial officer) who are employed as of the end of the year. This limitation did not apply to compensation that meets the tax code requirements for “qualified performance-based” compensation (i.e., compensation paid only if the individual’s performance meets pre-established objective goals based on performance criteria approved by stockholders, including options).
The performance-based compensation exemption and the exemption of the chief financial officer from Section 162(m)’s deduction limit have been repealed, among other changes, effective for taxable years beginning after December 31, 2017, such that awards paid to our covered executive officers (including our chief executive officer) in excess of $1 million will not be deductible in future years, unless it qualifies for transition relief applicable to certain arrangements that were in effect as of November 2, 2017 and are not materially modified thereafter.
While deductibility of executive compensation for federal income tax purposes is among the factors the committee considers when structuring our executive compensation arrangements, it is not the sole or primary factor considered. We retain the flexibility to authorize compensation that may not be deductible if we believe it is in the best interests of the Company.
New Plan Benefits under the Amended Plan
Future benefits under the Amended Plan generally will be granted at the discretion of the Compensation Committee and are therefore not currently determinable. As of October 2, 2025, the closing price of the common stock as reported on NASDAQ was $1.82 per share.

Vote Required for Approval
The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required for the approval of the Amended Plan in accordance with this Proposal No. 2. Broker non-votes (if any) and abstentions will not be counted as votes cast on the matter and will have no effect on the outcome of this proposal.
Recommendation
THE BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ADOPTION OF THE AMENDED PLAN IN ACCORDANCE WITH THIS PROPOSAL NO. 2.

PROPOSAL NO. 3
ADVISORY VOTE ON EXECUTIVE COMPENSATION
Pursuant to the proxy rules under the Exchange Act and as required by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), we are presenting to our stockholders with a non-binding, advisory vote to approve the compensation of our named executive officers as described in this Proxy Statement (sometimes referred to as “say-on-pay”).
Accordingly, the following resolution is being presented by our Board at the Annual Meeting:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”
Our executive compensation program is designed to attract, motivate and retain our executive officers, who are critical to our success. As described in the “Executive Compensation” section in this Proxy Statement, our executive compensation program contains elements of cash and equity-based compensation. Our Board and our Compensation Committee believe that our compensation programs directly and substantially link rewards to measurable corporate performance and are designed to align the interests of our named executive officers with those of our stockholders and to reward our named executive officers for the achievement of our near-term and longer-term financial and strategic goals. The process for determining compensation packages requires that our Board and our Compensation Committee use judgment and experience to determine the optimal components and amounts of compensation for each named executive officer.
We strongly encourage our stockholders to review this Proxy Statement, and in particular the information contained in the “Executive Compensation” section, including the compensation tables and narrative discussion, for a more detailed discussion of our compensation philosophy, objectives and programs.
The say-on-pay vote gives you as a stockholder the opportunity to express your views regarding the compensation of our named executive officers by voting to approve or not approve such compensation as described in this Proxy Statement. This vote is advisory and will not be binding upon our Board or our Compensation Committee. However, our Board and our Compensation Committee value the opinion of our stockholders and will take into account the outcome of the vote when considering executive compensation arrangements during the year. The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC.
Vote Required for Approval
The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required for the approval, on a non-binding advisory basis, of the compensation paid to our named executive officers and adoption of the foregoing resolution in accordance with this Proposal No. 3. Broker non-votes (if any) and abstentions will not be counted as votes cast on the matter and will have no effect on the outcome of this proposal.
Recommendation
THE BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE FOR THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE FOLLOWING RESOLUTION:
“RESOLVED, THAT THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS DISCLOSED PURSUANT TO ITEM 402 OF REGULATION S-K, INCLUDING THE COMPENSATION TABLES AND NARRATIVE DISCUSSION, IS HEREBY APPROVED.”

PROPOSAL NO. 4
ADVISORY VOTE ON SAY ON PAY FREQUENCY
In accordance with Section 14A of the Exchange Act and as required by the Dodd-Frank Act, our Board is also asking our stockholders to vote, on a non-binding, advisory basis, on how frequently we should conduct an advisory stockholder vote on the compensation of our named executive officers (sometimes referred to as “say-on-frequency”). By voting on this proposal, stockholders may indicate whether they would prefer an advisory vote on the compensation of our named executive officers once every one, two or three years.
Because this proposal calls for a non-binding advisory vote, our Board and our Compensation Committee may determine to hold “say-on-pay” votes more or less frequently than the option approved by our stockholders (though no less frequently than once every three years). However, our Board and our Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when determining the frequency of future “say-on-pay” votes. In the future, we will provide a “say-on-frequency” vote at least once every six years, as required by the Dodd-Frank Act.
We believe that every two years is the optimal frequency for our say-on-pay vote for several reasons. As our compensation program is designed to incentivize performance over not just the short term but also the long term, stockholder input on executive compensation would be most useful if the effectiveness of our compensation program is evaluated and judged over a multi-year period. Additionally, a two-year vote cycle will provide our Board and our Compensation Committee with time to consider the results of the advisory vote and to implement any changes to our compensation practices. By contrast, a more frequent vote might lead to a short-term perspective on executive compensation that is inconsistent with the longer-term approach taken by our Board and our Compensation Committee and with which we currently view our business.
Before making its recommendation, our Board considered the arguments in favor of more frequent votes, including increased opportunities for stockholder input and the belief that annual votes might promote greater accountability on executive compensation. After considering the alternatives, our Board believes that, on balance, a two-year cycle is most appropriate for us. Our Compensation Committee intends to periodically reassess this biennial approach and, if appropriate, may provide for a more frequent say-on-pay vote.
Stockholders may cast a vote on the frequency of our advisory vote by choosing the option of (i) every year, (ii) every two years, (ii) every three years, or (iv) abstaining from voting.
Vote Required for Approval
The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required for the approval, on an advisory basis, of Proposal No. 4; provided, however, that in the event that no frequency receives the a majority of the votes cast, then we will consider the option of one year, two years or three years that receives the highest number of votes cast to be the frequency recommended by stockholders for such proposal. Broker non-votes (if any) and abstentions will not be counted as votes cast on the matter and will have no effect on the outcome of this proposal.
Recommendation
THE BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE FOR THE
APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF A FREQUENCY OF “EVERY TWO YEARS” OF ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED
EXECUTIVE OFFICERS

PROPOSAL NO. 5
RATIFICATION OF THE SELECTION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025
Our Board, acting upon the recommendation of the Audit Committee, has selected KPMG LLP (“KPMG”) to audit our consolidated financial statements for the fiscal year ending December 31, 2025.
Although stockholder approval of the selection of KPMG is not required by law or our governing documents, our Board and the Audit Committee believe it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the Audit Committee may reconsider its selection of KPMG and will either continue to retain the firm or appoint a new independent registered public accounting firm. Even if the selection is ratified, our Audit Committee may, in its sole discretion, determine to appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our and our stockholders’ best interests.
We do not expect representatives of KPMG to attend the Annual Meeting.
Fees of Independent Registered Public Accounting Firm
We engaged KPMG as the Company’s independent registered public accounting firm on July 16, 2024. Prior to that, including for part of the 2024 fiscal year and all of the 2023 fiscal year, Ernst & Young LLP (“E&Y”) served as the Company’s independent registered public accounting firm. E&Y was dismissed as the Company’s independent registered public accounting firm on July 16, 2024. The Company disclosed the change in auditors in a Current Report on Form 8-K filed with the SEC on July 19, 2024.
The following table summarizes the fees of KPMG (Philadelphia, PA, PCAOB ID: 185) and E&Y (Philadelphia, PA, PCAOB ID: 42), our independent registered public accounting firms for fiscal 2024 and 2023, billed to us for each of the last two fiscal years.
Fee Category	Fiscal 2024	Fiscal 2023
Audit Fees(1)	$720,000	$326,000
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
Total Fees	$720,000	$326,000

(1)
Audit fees include fees for professional services rendered in connection with the audit of our annual financial statements for fiscal years 2024 and 2023 and for reviews of our quarterly financial statements and those services normally provided in connection with statutory or regulatory filings or engagements including comfort letters, consents and other services related to SEC matters.

(2)
Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of our consolidated financial statements and which are not reported under “Audit Fees.”

(3)
Tax fees for fiscal 2024 and fiscal 2023 include fees for tax advice, tax return preparation assistance and review.

Pre-Approval Policies and Procedures
Our Audit Committee’s policy is that all audit services and all non-audit services to be provided to us by our independent registered public accounting firm must be approved in advance by the Audit Committee. The Audit Committee’s approval procedures include the review and approval of engagement letters from our independent registered public accounting firm that document the fees for all audit services and non-audit services, primarily tax advice and tax return preparation and review.
All audit services in fiscal 2024 were pre-approved by our Audit Committee. Neither KPMG nor E&Y provided any non-audit services in fiscal 2024.

Vote Required for Approval
The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required for the approval of the ratification of the selection of KPMG as our independent registered public accounting firm for the year ended December 31, 2025 in accordance with Proposal No. 5. Broker non-votes (if any) and abstentions will not be counted as votes cast on the matter and will have no effect on the outcome of this proposal.
Recommendation
THE BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE RATIFIFICATION OF THE SELECTION OF KPMG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025

PROPOSAL NO. 6
APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING TO SOLICIT
ADDITIONAL VOTES
Our stockholders may be asked to consider and act upon one or more adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of any of the proposals set forth in this Proxy Statement.
If a quorum is present at the Annual Meeting, but there are not sufficient votes at the time of the Annual Meeting to approve any of the foregoing proposals, our stockholders may be asked to vote on the proposal to approve the adjournment of the Annual Meeting to permit further solicitation of proxies in favor of any of the proposals.
If the adjournment proposal is submitted for a vote at the Annual Meeting, and if our stockholders vote to approve the adjournment proposal, the Annual Meeting may be adjourned to another place, or a later date or dates, to enable us to solicit additional proxies in favor of any of the proposals. If the adjournment proposal is approved, and the Annual Meeting is adjourned, we will use the additional time to solicit additional proxies in favor of the relevant proposals to be presented at the Annual Meeting, including the solicitation of proxies from stockholders that have previously voted against any of the proposals.
Our Board believes that, if the number of shares of our common stock voting in favor of any of the proposals at the Annual Meeting is insufficient to approve such proposals, it is in the best interests of our stockholders to enable us, if we so choose and for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of such proposals. Any signed proxies received by us in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. If the Annual Meeting is adjourned, the time and place of the adjourned Annual Meeting will be announced at the time the adjournment is taken. Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow our stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Annual Meeting, as adjourned or postponed.
Vote Required
The affirmative vote of the holders of a majority of the votes properly cast at the Annual Meeting is required for approval of Proposal No. 6. Abstentions and broker non-votes on this proposal will have no effect on the outcome.
Recommendation of Board of Directors
THE BOARD RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 6 TO ADJOURN THE ANNUAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES.

REPORT OF AUDIT COMMITTEE
The Audit Committee has reviewed the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2024 and discussed them with the Company’s management and the Company’s independent registered public accounting firm.
The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that the Company’s independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board.
The Audit Committee has received the written disclosures and the letter from the Company’s independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the Company’s independent registered public accounting firm their independence.
Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.
By the Audit Committee of the Board of Directors of Traws Pharma, Inc.
Jack E. Stover, Chairperson
M. Teresa Shoemaker
Trafford Clarke
John Leaman*

*
Mr. Leaman joined the Audit Committee as of October 1, 2025 and was not a member of the Audit Committee when it reviewed and discussed the recommendation referred to above, and, as such, did not participate in, and has not made any independent inquiry, as to the accuracy of the Company’s audited financial statements included in its Annual Report. Mr. Leman approved this Report of the Audit Committee solely based upon the advice and approval of the other Audit Committee members.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the beneficial ownership of our common stock as of October 2, 2025 by (a) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock, (b) each of our named executive officers identified under the heading, “2024 Summary Compensation Table,” (c) each of our directors, and (d) all of our executive officers and directors as a group.
The percentage of common stock outstanding is based on 7,125,832 shares of common stock outstanding on October 2, 2025. For purposes of the table below, and in accordance with the rules of the SEC, we deem shares of common stock subject to warrants and options that are currently exercisable or exercisable within sixty days of October 2, 2025 to be outstanding and to be beneficially owned by the person holding the warrants and options for the purpose of computing the percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise noted, we believe that each of the persons or entities in this table has sole voting and investing power with respect to all of the shares of common stock beneficially owned by him, her or it, subject to community property laws, where applicable. Except as otherwise noted below, the street address of each beneficial owner is c/o Traws Pharma, Inc., 12 Penns Trail, Newtown, PA 18940.
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% or greater stockholders:
Viriom, Inc.(1)	1,628,581	19.9%
OrbiMed Advisors LLC(2)	1,278,471	16.4%
Ikarian Healthcare Master Fund, L.P.(3)	589,502	7.3%
Perceptive Advisors LLC(4)	545,197	7.5%
Ayrton Capital LLC(5)	403,650	5.4%
Squadron Master Fund LP(6)	372,374	5.2%
Directors, Director Nominees and Named Executive Officers:
Iain Dukes, D.Phil.(7)	233,308	3.2%
Charles Parker	—	—
Werner Cautreels, Ph.D.(8)	98,348	1.4%
Trafford Clarke, Ph.D.(9)	21,106	*
Nikolay Savchuk, Ph.D.(10)	659,294	8.8%
M. Teresa Shoemaker(11)	21,753	*
Jack E. Stover(12)	19,283	*
John Leaman	—	—
Steven M. Fruchtman, M.D.(13)	2,992	*
Mark P. Guerin(14)	11,195	*
Victor Moyo, M.D.(15)	2,605	*
All current executive officers, directors and director nominees as a group (11 persons)(16)	1,096,952	14.0%

*
Represents a beneficial ownership of less than one percent of our outstanding shares of common stock.

(1)
Includes 605,531 shares of common stock and 1,023,050 shares of common stock issuable upon conversion of outstanding shares of Series C Preferred Stock, which are exercisable or may be exercised within 60 days of October 2, 2025. Excludes shares of common stock issuable upon conversion of shares of Series C Preferred that would cause the holder to exceed the 19.99% beneficial ownership limitation. Based on our records and a Schedule 13D filed by Viriom on April 8, 2024 with the SEC. Mr. Savchuk has investment control of and is a director of Viriom, and indirectly holds a majority of shares of its common stock through AAAn LLC, a limited liability company of which Mr. Savchuk is the managing member. Mr. Savchuk disclaims any excess of his pecuniary interest in the securities held by Viriom. The address of Viriom is 1450 Research Blvd, Rockville, MD 20850.
(2)
Includes 605,531 shares of common stock and 672,940 shares of common stock issuable upon conversion of outstanding shares of Series C Preferred Stock, which are exercisable or may be exercised within 60 days of October 2, 2025. Based on our records and a Schedule 13D filed by OrbiMed on January 29, 2025 with the SEC. These shares are held of record by OPI VIII. OrbiMed Capital GP VIII LLC (“GP VIII”), is the general partner of OPI VIII. OrbiMed Advisors is the managing member of GP VIII. By virtue of such relationships, OrbiMed Advisors and GP VIII may be deemed to have voting power and investment power over the securities held by OPI VIII and, as a result, may be deemed to have beneficial ownership over such securities. OrbiMed Advisors exercises voting and investment power through a management committee comprised of Carl L. Gordon, Sven H. Borho, and W. Carter Neild, each of whom disclaims beneficial ownership of the securities held by OPI VIII. The address of OrbiMed Advisors is 601 Lexington Avenue, 54th Floor, New York, NY 10022.

(3)
Includes 561,009 shares of common stock issuable upon exercise of outstanding warrants that are currently exercisable or exercisable or exercisable within sixty days of October 2, 2025. Based on a Schedule 13G filed by Ikarian Capital, LLC (“Ikarian”) and Neil Shahrestani on May 15, 2025 with the SEC. Ikarian is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and serves as investment manager to Ikarian Healthcare Master Fund, L.P. (the “Fund”) and as sub-adviser to the managed accounts, and may be deemed to have beneficial ownership of the securities through the investment discretion it has over the Fund and the managed accounts. Ikarian is ultimately controlled, indirectly, by Mr. Shahrestani. Accordingly, Mr. Shahrestani may be deemed to indirectly beneficially own securities beneficially owned by Ikarian. The Fund disclaims beneficial ownership of the shares held by the managed accounts. The managed accounts disclaim beneficial ownership of the shares held by the Fund. The address of Ikarian is c/o Ikarian Capital, LLC, 100 Crescent Court, Suite 1620, Dallas, Texas 75201.

(4)
Includes 421,781 shares of common stock and 123,416 shares of common stock issuable upon exercise of outstanding warrants that are currently exercisable or exercisable or exercisable within sixty days of October 2, 2025. Based on a Schedule 13G/A filed by Perceptive Advisors LLC (“Perceptive Advisors”) with the SEC on May 15, 2025. Perceptive Advisors shares voting and dispositive power over the shares of common stock with Perceptive Life Sciences Master Fund, Ltd and Joseph Edelman. Mr. Edelman serves as the Managing Member of Perceptive Advisors. The address of Perceptive Advisors is 51 Astor Place, 10th Floor, New York, NY 10003.

(5)
Includes 403,650 shares of common stock issuable upon exercise of outstanding warrants that are currently exercisable or exercisable or exercisable within sixty days of October 2, 2025. Based on a Schedule 13G filed by Ayrton Capital LLC (“Ayrton”), Alto Opportunity Master Fund, SPC —  Segregated Master Portfolio B (“Alto OMF”) and Waqas Khatri with the SEC on February 13, 2025. The warrants are held by Alto OMF, a private investment vehicle for which Ayrton serves as the investment manager. Waqas Khatri serves as the managing member of the Ayrton. The address of Ayrton is 150 N. Sykes Creek Parkway, Suite 200, Newton, PA, 18940.

(6)
Based on a Schedule 13G filed by Squadron Master Fund LP (“Squadron”), Squadron Capital Management LLC (“Squadron CM”), Matthew Sesterhenn and William Blank with the SEC on September 19, 2025. Squadron CM, which serves as investment adviser to private funds, including but not limited to Squadron, may be deemed to be the beneficial owner of all securities held by the funds. Mr. Sesterhenn and Mr. Blank, as Partners of Squadron CM, with the power to exercise investment and voting discretion, may be deemed to be the beneficial owner of all securities held by the funds. Squadron CM and Messrs. Sesterhenn and Blank disclaim beneficial ownership over any of the securities. The address of Squadron is c/o Squadron Capital Management, LLC, 999 Oakmont Plaza Drive, Suite 600, Westmont, IL 60559.

(7)
Includes 80,517 shares of common stock, 675 RSUs that are scheduled to vest within sixty days of October 2, 2025, and 152,116 shares of common stock issuable upon the exercise of warrants and options that are currently exercisable or exercisable within sixty days of October 2, 2025.

(8)
Includes 96,348 shares of common stock and 2,000 RSUs that are scheduled to vest within sixty days of October 2, 2025.

(9)
Includes 21,106 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable or exercisable within sixty days of October 2, 2025.

(10)
Includes 251,227 shares of common stock, 255,276 shares of common stock issuable upon conversion of outstanding shares of Series C Stock that are currently convertible, 675 RSUs that are scheduled to vest within sixty days of October 2, 2025, and 152,116 shares of common stock issuable upon the exercise of warrants and options that are currently exercisable or exercisable within sixty days of October 2, 2025. Does not include shares of common stock owned by Viriom, for which Mr. Savchuk disclaims beneficial ownership.

(11)
Includes 135 shares of common stock and 21,618 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within sixty days of October 2, 2025.

(12)
Includes 8 shares of common stock and 19,275 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within sixty days of October 2, 2025.

(13)
Includes 2,992 shares of common stock. Mr. Fruchtman, who was a named executive officer for the fiscal year ended December 31, 2024, resigned from his positions of President and Chief Scientific Officer of the Company in June 2024.

(14)
Includes 1,570 shares of common stock and 9,625 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within sixty days of October 2, 2025. Mr. Guerin, who was a named executive officer for the fiscal year ended December 31, 2024, resigned from his position of Chief Financial Officer of the Company in February 2025.

(15)
Includes 2,605 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within sixty days of October 2, 2025.

(16)
Excludes shares beneficially owned by Messrs. Fruchtman and Guerin, as they are no longer executive officers of the Company, and includes shares beneficially owned by C. David Pauza, Ph.D., who serves as the Company’s Chief Scientific Officer, Virology, and Robert Redfield, M.D., who serves as the Company’s Chief Medical Officer.

Delinquent Section 16(a) Reports
Pursuant to Section 16(a) of the Exchange Act and the rules issued thereunder, our executive officers, directors and beneficial owners of more than ten percent of our common stock are required to file with the SEC reports of holdings of and transactions in our securities. Copies of such reports are required to be furnished to us. Based solely on a review of the copies of such reports furnished to us, or written representations that no other reports were required, we believe that all required reports were filed in fiscal 2024 in a timely manner, except that Mark Guerin, the Company’s former Chief Financial Officer; Werner Cautreels, the Company’s former Chief Executive Officer and a current board member; Nikolay Savchuk, the Company’s Chief Operating Officer and a board member; and TPAV, LLC and OrbiMed Advisors LLC, each a 10% stockholder of the Company; each inadvertently failed to timely file one Form 4 relating to transactions in our securities; and each of Jack E. Stover, M. Teresa Shoemaker and Trafford Clarke, each independent directors on our board, failed to file one Form 4 to disclose the stock options awarded as director compensation in November 2024.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Review and Approval of Related Person Transactions
The Audit Committee of our Board is charged with the responsibility of reviewing and approving all related person transactions (as defined in SEC regulations), and periodically reassessing any related person transaction that we enter to ensure continued appropriateness. This responsibility is set forth in our audit committee charter. A related party transaction will only be approved if the audit committee determines that the transaction is in the best interests of the Company. If a director is involved in the transaction, he or she will recuse himself or herself from all decisions regarding the transaction.
After our acquisition of Trawsfynydd on April 1, 2024, the Company has the following related party transactions, all of which have been approved by the Board and the Audit Committee as deemed necessary:
Prior to our acquisition of Trawsfynydd, on January 5, 2022, Trawsfynydd entered into a Master Research and Development Agreement with Viriom, Inc. (“Viriom”), pursuant to which Viriom provided services related to virology to Trawsfynydd prior to the Merger and continues to provide services to the Company. Nikolay Savchuk, Chief Operating Officer of the Company and a member of our Board, serves as Executive Chairman of Viriom and as a member of its board of directors, and Iain Dukes, Chief Executive Officer of the Company and a member of our Board of Directors, served as Chief Executive officer of Viriom until December 2024. Dr. Savchuk has investment control of Viriom and indirectly holds a significant number of its shares of common stock through AAAn LLC, a limited liability company of which Dr. Savchuk is the managing member and equity holder. Dr. Robert R. Redfield, M.D., our Chief Medical Officer, serves as a strategic advisor and member of Viriom’s board of directors. Additionally, Dr. C. David Pauza Ph.D., our Chief Science Officer, served as the Chief Science Officer of Viriom until April 1, 2024, after which time he resigned from any position with Viriom. During the year ended December 31, 2024, $128,000 was expensed as R&D in the Company’s consolidated statements of operations related to Viriom’s services, of which $113,000 and $15,000 was included in accounts payable and accrued expenses, respectively, as of December 31, 2024, in the Company’s consolidated balance sheets.
Prior to our acquisition of Trawsfynydd, on January 20, 2023, Trawsfynydd entered into a License Agreement (the “Viriom License Agreement”) with Viriom, pursuant to which Trawsfynydd obtained an exclusive, royalty-free, sublicensable, world-wide license to certain Viriom patents, applications, and technical information (collectively, the “Viriom Licensed IP”) to make, have made, use, sell, offer for sale and import several classes of novel compounds related to the treatment and prevention of viral diseases, specifically for use of the Viriom Licensed IP in the development of treatment and methods to prevent viral disease in Canada, China, the European Union, Hong Kong, Japan, the United States and all areas covered by PCT applications for the Viriom Licensed IP. No annual license fees, royalties, or milestone payments are required. Additionally, pursuant to the Viriom License Agreement, Trawsfynydd obtained the right to control prosecution, defense of infringement and enforcement. As a result of the Merger, the rights and obligations of Trawsfynydd under the Viriom License Agreement were transferred to the Company (through its subsidiaries).
Prior to our acquisition of Trawsfynydd, on September 23, 2022, Trawsfynydd entered into a Master Research and Development Agreement with ChemDiv, Inc. (“ChemDiv”). Pursuant to the Master Research and Development Agreement, ChemDiv provided services related to preclinical drug discovery to Trawsfynydd prior to the acquisition and continues to provide services to the Company. Dr. Nikolay Savchuk, Chief Operating Officer of the Company and a member of our Board, is a stockholder of ChemDiv and a member of its board of directors. Subsequent to the acquisition and through December 31, 2024, the Company made payments to ChemDiv of $5,024,000, which primarily relate to services completed prior to the Merger. During the year ended December 31, 2024, $460,000 was expensed as R&D in the Company’s consolidated statements of operations related to ChemDiv’s services, of which $10,000 was included in accounts payable as of December 31, 2024 in the Company’s consolidated balance sheets.
Prior to our acquisition of Trawsfynydd, on September 1, 2022, Trawsfynydd entered into a Master Research and Development Agreement with Expert Systems, Inc. (“Expert”). Pursuant to the Master Research and Development Agreement, Expert provided drug development and consulting services to Trawsfynydd prior to the acquisition and continues to provide services to the Company. An immediate family member of Dr. Savchuk has significant ownership in Expert. During the year ended December 31, 2024, $149,000 was expensed in the Company’s consolidated statements of operations related to Expert’s services. As of December 31, 2024, $77,000 and $72,000 was included in accounts payable and accrued expenses, respectively, in the Company’s consolidated balance sheets.
Pursuant to a Securities Purchase Agreement entered into by the Company and TPAV LLC (“TPAV”) on April 1, 2024 in connection with our acquisition of Trawsfynydd, TPAV purchased 13,489 shares of Company common stock and 1,070.93 shares of Series C Preferred Stock for an aggregate purchase price of $9,499,995. Nikolay Savchuk, the Company’s Chief Operating Officer and a member of our Board, serves as the sole manager on the board of managers of TPAV.
Additionally, pursuant to a Securities Purchase Agreement entered into by and between the Company and various investors on December 29, 2024 (the “December 2024 Purchase Agreement”), TPAV purchased 96,348 Class B Units, consisting of pre-funded warrants to purchase 96,348 shares of Company common stock and Series A Warrants to purchase 96,348 shares of Company common stock for an aggregate purchase price of $491,664.
Werner Cautreels, our former Chief Executive Officer and a member of our Board, also purchased 96,348 Class B Units, consisting of pre-funded warrants to purchase 96,348 shares of Company common stock and Series A Warrants to purchase 96,348 shares of Company common stock for an aggregate purchase price of $491,664 pursuant to the December 2024 Purchase Agreement.
On September 9, 2025, the Company entered into an Asset Purchase Agreement (the “Viriom APA”) with Viriom, pursuant to which the Company purchased certain assets (the “Purchased Assets”) from Viriom in exchange for $2,350,000 in cash (the “Purchase Price”), which was paid in full to Viriom on September 9, 2025. The Purchased Assets include certain intellectual property and other assets related to a pyrrolidine antiviral compound (the “Compound”), Viriom’s program pipeline related thereto (the “Program”) and any pharmaceutical product containing or comprising the Compound (a “Product”), including without limitation certain patents and patent applications; all other intellectual property controlled by Viriom related to the Program, Compound and Product; a third-party license agreement and rights and obligations related thereto; any and all material regulatory or similar filings, applications or associated correspondence related to the development, manufacture of commercialization of the Compound or product; all materials owned or controlled by Viriom related to the Program, Compound or Product; and certain other related assets.

EXECUTIVE COMPENSATION
Overview of Executive Compensation
The Compensation Committee of our Board is responsible for overseeing the compensation of all of our executive officers. In this capacity, our Compensation Committee annually reviews and approves the compensation of our chief executive officer and other executive officers, including such goals and objectives relevant to the executive officers’ compensation that the committee, in its discretion, determines are appropriate, evaluates their performance in light of those goals and objectives, and sets their compensation based on this evaluation.
2024 Summary Compensation Table
The following table sets forth information for the fiscal years ended December 31, 2024 and 2023 concerning compensation of (i) each individual who served as our principal executive officer during 2024, and (ii) the two most highly compensated executive officers other than our principal executive officers during 2024 that were serving as executive officers of the Company as of December 31, 2024. We refer to these three executive officers as our “named executive officers.”
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	All Other Compensation ($)(4)	Total ($)
Werner Cautreels, Ph.D.(5) Former Chief Executive Officer	2024	445,769	—	200,000	—	1,813	647,582
	2023	—	—	—	—	—	—
Steven M. Fruchtman, M.D.(6) Former President and Chief Executive Officer	2024	332,887	—	—	—	77,113	410,000
	2023	660,894	227,391	50,613	131,662	36,187	1,106,747
Mark P. Guerin(7) Former Chief Financial Officer and Chief Operating Officer	2024	520,850	—	—	—	41,898	562,747
	2023	500,687	137,809	18,980	50,247	36,985	744,709
Victor Moyo, M.D.(8) Chief Medical Officer – Oncology	2024	453,107	—	—	—	25,329	478,436
	2023	103,846	113,990	—	78,616	108,226	404,678

(1)
Represents discretionary annual bonus amounts earned in the year reported herein.

(2)
The amounts shown for 2024 and 2023 represent the aggregate grant date fair value related to the grant of restricted stock units (“RSUs”) to our named executive officers in fiscal 2024 and 2023. Aggregate grant date fair value is calculated in accordance with FASB ASC Topic 718 (excluding the effect of any estimate of future forfeitures). Additional information concerning our financial reporting of RSUs is presented in Note 8 to our Consolidated Financial Statements set forth in our Annual Report on Form 10-K for the year ended December 31, 2024. See the “Outstanding Equity Awards at 2024 Fiscal Year-End” table below for additional details regarding the RSUs that were granted to our named executive officers in fiscal 2024.

(3)
The amounts shown for 2024 and 2023 represent the aggregate grant date fair value related to the grant of non-qualified stock options to our named executive officers in fiscal 2024 and 2023. Aggregate grant date fair value is calculated in accordance with FASB ASC Topic 718 (excluding the effect of any estimate of future forfeitures). Additional information concerning our financial reporting of stock options is presented in Note 8 to our Consolidated Financial Statements set forth in our Annual Report on Form 10-K for the year ended December 31, 2024. See the “Outstanding Equity Awards at 2024 Fiscal Year-End” table below for additional details regarding the non-qualified stock options that were granted to our named executive officers in fiscal 2024.

(4)
Includes amounts paid for insurance premiums and unreimbursed medical expenses on behalf of the named executive officer and matching funds paid pursuant to our 401(k) Plan. For Dr. Fruchtman in 2024, also includes $52,946 of paid time off. For Dr. Moyo in 2023, also includes $103,950 of consulting payments prior to his employment.

(5)
Dr. Cautreels was appointed as Chief Executive Officer of the Company on April 1, 2024 in connection with closing of our acquisition of Trawsfynydd. Subsequent to the end of fiscal 2024, effective March 31, 2025, he retired and resigned from his role as Chief Executive Officer of the Company. He continues to serve as a member of our Board.

(6)
Dr. Fruchtman served as President and Chief Executive Officer of the Company prior to our acquisition of Trawsfynydd. On April 1, 2024, in connection with the acquisition, he resigned from his position as Chief Executive Officer of the Company, retained his position as President of the Company and was appointed as Chief Scientific Officer, Oncology. Dr. Fruchtman resigned from his positions as President and Chief Scientific Officer of the Company on June 17, 2024.

(7)
Mr. Guerin served as Chief Operating Officer and Chief Financial Officer of the Company prior to our acquisition of Trawsfynydd. On April 1, 2024, in connection with the acquisition, Mr. Guerin resigned from his position as Chief Operating Officer, but retained his position as Chief Financial Officer of the Company. Subsequent to the end of fiscal 2024, effective February 5, 2025, he resigned from his role as Chief Financial Officer of the Company.

(8)
Dr. Moyo was appointed as the Company’s Chief Medical Officer, Oncology on April 12, 2024, prior to which he served as Chief Medical Officer of the Company.

Employment Agreements
We have entered into employment agreements with each of our named executive officers, and the compensation of our named executive officers is determined, in large part, by the terms of those employment agreements. A summary of the material terms of each named executive officer’s employment agreement is set forth below.
Werner Cautreels, Ph.D.
We entered into an employment agreement with Dr. Cautreels on April 1, 2024 (the “Cautreels Employment Agreement”) in connection with our acquisition of Trawsfynydd. The Cautreels Employment Agreement had an initial term of one year, unless terminated sooner by Dr. Cautreels or the Company, and the term was to renew for additional one year periods, unless either party provided written notice of termination at least 90 days prior to the end of the applicable term.
The Cautreels Employment Agreement provided for an initial base salary of $610,000, subject to adjustment upon annual review. Subject to the Board’s or Compensation Committee’s sole discretion, Dr. Cautreels was eligible for an annual bonus, with a target amount equal to 50% of his base salary (i.e., target bonus), based on the performance of Dr. Cautreels and the Company. The annual bonus may be paid in the form of cash, stock options, shares of our common stock, or a combination thereof, at our Board’s or Compensation Committee’s discretion. Additionally, the Cautreels Employment Agreement provided for the grant of 8,000 RSUs as an inducement for Dr. Cautreels to join the Company, which RSUs will vest as to 25% on the first anniversary of the grant date and the remainder will vest in substantially equal annual installments for three years thereafter, subject to his continued service to the Company. The RSUs were granted as inducement awards under Rule 5635(c)(4) of the Nasdaq Stock Market Listing Rules and were granted outside of the Company’s 2021 Plan.
Dr. Cautreels was entitled to participate in all of our employee benefit plans and programs that are made generally available from time to time to our executive officers and was entitled to up to four weeks of vacation each year. The Cautreels Employment Agreement contains non-solicitation, non-competition, confidentiality and inventions assignment provisions that, among other things, prevent him from competing with us during the term of his employment and for a specified time thereafter. The Company was also obligated to reimburse Dr. Cautreels for reasonable business expenses, including certain travel and cell phone expenses.

Pursuant to the Cautreels Employment Agreement, if Dr. Cautreels’ employment was terminated for any reason, we were obligated to pay to Dr. Cautreels or his spouse or estate, as applicable, the balance of his accrued and unpaid salary, unreimbursed expenses, and unused accrued vacation time through the termination date.
Additionally, pursuant to the Cautreels Employment Agreement, if Dr. Cautreels’ employment was terminated by us without “cause” or by Dr. Cautreels for “good reason,” other than during the 12-month period following a change in control of the Company, Dr. Cautreels would be entitled to receive the sum of (i) his current base salary and (ii) target bonus, payable in installments over 12 months. If the termination was during the 12-month period following a change in control of the Company, Dr. Cautreels would be entitled to receive one and one-half times the sum of (i) his current base salary and (ii) target bonus, payable in a lump sum. The Company would also be obligated to reimburse Dr. Cautreels for the employer’s portion of his medical insurance costs under COBRA for 12 months if Dr. Cautreels’ termination occurred other than during the 12-month period following a change in control of the Company or for 18 months if Dr. Cautreels’ termination occurs during the 12 month-period following a change in control of the Company. In addition, all of Dr. Cautreels’ outstanding unvested equity awards as of the date of such termination would fully vest as of the date of termination and any accrued, approved and unpaid annual bonus for the year prior to the termination date would be paid. As a condition to receive the forgoing severance benefits, Dr. Cautreels was obligated to deliver to the Company an effective release and waiver of claims and continue to comply with the non-solicitation, non-competition, confidentiality and inventions assignment covenants set forth in the Cautreels Employment Agreement.
Dr. Cautreels retired and resigned from his position as Chief Executive Officer on March 31, 2025. In connection with his retirement, on March 31, 2025, the Company and Dr. Cautreels entered into a Separation Agreement and Release of all Claims, pursuant to which the Company agreed to pay Dr. Cautreels $10,000 (less standard deductions and withholdings), payable in a single lump sum, which amount includes all amounts due and payable to Mr. Cautreels through the termination date. In exchange for such payment, Dr. Cautreels provided the Company with a general release and waiver of claims, and agreed to be bound by certain restrictive covenants, including those relating to non-disparagement and confidentiality.
Additionally, on March 31, 2025, the Company and Dr. Cautreels entered into a Consulting Services Agreement (the “Consulting Agreement”), pursuant to which Dr. Cautreels agreed to provide certain consultancy services to the Company for the period from April 1, 2025 to December 31, 2025, subject to earlier termination or extension pursuant to the Consulting Agreement. Pursuant to the Consulting Agreement, the Company shall pay Dr. Cautreels $10,000 per month as compensation for services to be rendered during the term of the Consulting Agreement.
Steven M. Fruchtman, M.D.
We entered into an amended and restated employment agreement with Dr. Fruchtman on June 19, 2018, which was amended effective March 18, 2021 (the “Fruchtman Employment Agreement”). The Fruchtman Employment Agreement was to continue indefinitely, unless terminated in accordance with the terms set forth therein.
The Fruchtman Employment Agreement provided for an initial base salary of $510,000, subject to adjustment upon annual review. Subject to the Compensation Committee’s sole discretion, Dr. Fruchtman was eligible for an annual bonus, of up to 50% of his base salary (i.e., target bonus), and an annual option grant, in each case, based on the performance of Dr. Fruchtman and the Company. The annual bonus may be paid in the form of cash, stock options, shares of our common stock, or a combination thereof, at our Compensation Committee’s discretion.
Dr. Fruchtman was entitled to participate in all of our employee benefit plans and programs that are made generally available from time to time to our executive officers and is entitled to up to four weeks of vacation each year. The Fruchtman Employment Agreement contains non-solicitation, non-competition, confidentiality and inventions assignment provisions that, among other things, prevent him from competing with us during the term of his employment and for a specified time thereafter. The Company was also obligated to reimburse Dr. Fruchtman for reasonable business expenses, including certain travel and cell phone expenses.

Pursuant to the Fruchtman Employment Agreement, if Dr. Fruchtman’s employment was terminated for any reason, we were obligated to pay to Dr. Fruchtman or his spouse or estate, as applicable, the balance of his accrued and unpaid salary, unreimbursed expenses, and unused accrued vacation time through the termination date.
Additionally, pursuant to the Fruchtman Employment Agreement, if Dr. Fruchtman’s employment was terminated by us without “cause” or by Dr. Fruchtman for “good reason,” other than during the 12-month period following a change in control of the Company, Dr. Fruchtman would be entitled to receive the sum of (i) his current base salary and (ii) target bonus, payable in installments over 12 months. If the termination was during the 12-month period following a change in control of the Company, Dr. Fruchtman would be entitled to receive one and one-half times the sum of (i) his current base salary and (ii) target bonus, payable in a lump sum. The Company would also be obligated to reimburse Dr. Fruchtman for the employer’s portion of his medical insurance costs under COBRA for 12 months if Dr. Fruchtman’s termination occurred other than during the 12-month period following a change in control of the Company or for 18 months if Dr. Fruchtman’s termination occurred during the 12 month-period following a change in control of the Company. In addition, all of Dr. Fruchtman’s stock options that are unvested as of the date of such termination would fully vest as of the date of termination and any accrued, approved and unpaid annual bonus for the year prior to the termination date would be paid. As a condition to receive the forgoing severance benefits, Dr. Fruchtman must deliver to the Company an effective release and waiver of claims and continue to comply with the non-solicitation, non-competition, confidentiality and inventions assignment covenants set forth in the Fruchtman Employment Agreement.
Dr. Fruchtman resigned from his positions as Director, President and Chief Executive Officer on June 17, 2024. On June 17, 2024, Dr. Fruchtman’s attorney provided a letter to the Company’s counsel, which indicates that Dr. Fruchtman believes his resignation to be for “good reason” under the terms of his employment agreement and his expectation of severance compensation commensurate therewith and in connection with a change in control. The Board accepted Dr. Fruchtman’s resignation effective immediately but disagrees with the characterization of the events set forth in the letter and accordingly believes that no severance payments are due to Dr. Fruchtman under the terms of the Fruchtman Employment Agreement. No severance has been paid to date, and the Company and Dr. Fruchtman are currently in arbitration to determine what, if anything, Dr. Fruchtman is entitled to.
Mark P. Guerin
We entered into an employment agreement with Mr. Guerin on July 1, 2015, which was amended on June 10, 2022 (the “Guerin Employment Agreement”). The Guerin Employment Agreement was to continue indefinitely, unless terminated in accordance with the terms set forth therein.
The Guerin Employment Agreement provided for an initial base salary of $475,000. Subject to the Compensation Committee’s sole discretion, Mr. Guerin was eligible for an annual bonus, of up to 25% of such base salary (i.e., target bonus), based on the performance of Mr. Guerin and the Company. The annual bonus may be paid in the form of cash, stock options, shares of our common stock, or a combination thereof, at our Compensation Committee’s discretion.
Mr. Guerin was entitled to participate in all of our employee benefit plans and programs that are made generally available from time to time to our executive officers and is entitled to up to four weeks of vacation each year. The Guerin Employment Agreement contains non-solicitation, non-competition, confidentiality and inventions assignment provisions that, among other things, prevent him from competing with us during the term of his employment and for a specified time thereafter. The Company was also obligated to reimburse Mr. Guerin for reasonable business expenses.
Pursuant to the Guerin Employment Agreement, if Mr. Guerin’s employment was terminated for any reason, we would pay to Mr. Guerin or his spouse or estate, as applicable, the balance of his accrued and unpaid salary, unreimbursed expenses, and unused accrued vacation time through the termination date.
Additionally, pursuant to the Guerin Employment Agreement, if Mr. Guerin’s employment was terminated by us without “cause” or by Mr. Guerin for “good reason,” other than during the 12-month period following a change in control of the Company, Mr. Guerin would be entitled to receive nine-twelfths of the sum of (i) his current base salary and (ii) target bonus, payable in installments over nine months. If the termination was during the 12-month period following a change in control of the Company, Mr. Guerin would be entitled to receive the sum of (i) his current base salary and (ii) target bonus, payable in a lump sum. The Company would also be obligated to reimburse Mr. Guerin for the employer’s portion of his medical insurance costs under COBRA for nine months if Mr. Guerin’s termination occurred other than during the 12-month period following a change in control of the Company or for 12 months if Mr. Guerin’s termination occurred during the 12-month-period following a change in control of the Company. In addition, all of Mr. Guerin’s stock options that were unvested as of the date of such termination would fully vest as of the date of termination and any accrued, approved and unpaid annual bonus for the year prior to the termination date would be paid. As a condition to receive the forgoing severance benefits, Mr. Guerin was obligated to deliver to the Company an effective release and waiver of claims and continue to comply with the non-solicitation, non-competition, confidentiality and inventions assignment covenants set forth in the Guerin Employment Agreement.
Mr. Guerin resigned from his position as Chief Financial Officer on February 5, 2025. In connection with his resignation, on February 5, 2025, the Company and Mr. Guerin pursuant to which the Company agreed to (i) pay Mr. Guerin $250,000 (less standard deductions and withholdings), payable in nine equal monthly installments commencing in the first 15 days following the termination date; (ii) pay Mr. Guerin $150,000 (less standard deductions and withholdings), payable in a single lump sum within one business day of the execution of the separation agreement, which amount includes all amounts due and payable to Mr. Guerin through the termination date; (iii) pay the employer portion of COBRA coverage for nine months after the termination date; (iv) grant Mr. Guerin $75,000 of restricted stock units on the termination date, 50% of which will vest on the first anniversary of the termination date and the other 50% of which will vest on the second anniversary of the termination date; (v) accelerate the vesting of all outstanding RSUs and options held by Mr. Guerin as of the termination date; and (vi) extend the exercise period of all outstanding stock options held by Mr. Guerin as of the termination date though February 5, 2026. Additionally, pursuant to the separation agreement, Mr. Guerin agreed to provide certain transition services to the Company for the period from February 6, 2025 to February 21, 2025, during which time he continued to earn his equivalent salary amount paid on normal payroll cycles. In exchange for such payment, Mr. Guerin provided the Company with a general release and waiver of claims, and agreed to be bound by certain restrictive covenants, including those relating to non-disparagement and confidentiality.
Victor Moyo, M.D.
We entered into an employment agreement with Dr. Moyo on October 2, 2023 (the “Moyo Employment Agreement”). The Moyo Employment Agreement continues indefinitely, unless terminated in accordance with the terms of the Moyo Employment Agreement.
The Moyo Employment Agreement provides for an initial base salary of $450,000. Subject to the Compensation Committee’s sole discretion, Dr. Moyo is eligible for an annual bonus, of up to 40% of such base salary (i.e., target bonus). The annual bonus may be paid in the form of cash, stock options, shares of our common stock, or a combination thereof, at our Compensation Committee’s discretion. Additionally, Dr. Moyo received a sign-on bonus of $75,000 to be paid as a forgivable loan and treated as compensation on the date of payment. The sign-on bonus must be repaid if Dr. Moyo voluntarily resigns or is terminated for cause from his position as Chief Medical Officer before October 2, 2024. The Moyo Employment Agreement also provides for a nonqualified stock option to purchase 125,000 shares, which will vest over four years from the grant date.
Dr. Moyo is entitled to participate in all of our employee benefit plans and programs that are made generally available from time to time to our executive officers and is entitled to vacation benefits. Dr. Moyo’s employment agreement contains non-solicitation, non-competition, confidentiality and inventions assignment provisions that, among other things, prevented him from competing with us during the term of his employment and for a specified time thereafter.
The Moyo Employment Agreement provides that if Dr. Moyo’s employment is terminated for any reason, we shall pay to Dr. Moyo or his spouse or estate, as applicable, the balance of his accrued and unpaid salary, unreimbursed expenses, and unused accrued vacation time through the termination date.

If, following October 2, 2024, Dr. Moyo’s employment is terminated by us without “cause” or by Dr. Moyo for “good reason,” other than during the 12-month period following a change in control of the Company, Dr. Moyo will be entitled to receive nine-twelfths of the sum of (i) his current base salary and (ii) target bonus, payable in installments over nine months. If the termination is during the 12-month period following a change in control of the Company, Dr. Moyo will be entitled to receive the sum of (i) his current base salary and (ii) target bonus, payable in a lump sum. The Company will also reimburse Dr. Moyo for the employer’s portion of his medical insurance costs under COBRA for nine months if Dr. Moyo’s termination occurs other than during the 12-month period following a change in control of the Company or for 12 months if Dr. Moyo’s termination occurs during the 12-month-period following a change in control of the Company. In addition, all of Dr. Moyo’s stock options that are unvested as of the date of such termination will fully vest as of the date of termination and any accrued, approved and unpaid annual bonus for the year prior to the termination date will be paid. As a condition to receive the forgoing severance benefits, Dr. Moyo must deliver to the Company an effective release and waiver of claims and continue to comply with the non-solicitation, non-competition, confidentiality and inventions assignment covenants set forth in the Moyo Employment Agreement.
On April 12, 2024, we entered into a new employment agreement with Dr. Moyo in connection with his new title of Chief Medical Officer, Oncology, which included substantially similar terms to the Moyo Employment Agreement, except that Dr. Moyo is immediately eligible for the severance benefits specified under the Moyo Employment Agreement, regardless of when Dr. Moyo’s employment is terminated by us without “cause” or by Dr. Moyo for “good reason,” and he is not required to repay the sign-on bonus in the event of a termination of employment by the Company for “cause” or by Dr. Moyo without “good reason” prior to October 2, 2024.
Equity Award Grant Timing
We do not have a written policy in place regarding the timing of the grant and issuance of stock options in relation to the release of material non-public information. Historically, we have typically granted option awards in the first quarter of the year, to the extent that options are awarded as a component of annual bonuses, shortly after the completion of our annual meeting of shareholders, and as may otherwise be deemed appropriate by our Board or Compensation Committee from time to time based on the facts and circumstances, as applicable. We have not intentionally timed the grant of stock options in anticipation of the release of material nonpublic information, nor have we intentionally timed the release of material nonpublic information based on stock option grant dates.
The date on which an equity award is granted is the date specified in the resolutions of the Board or Compensation Committee, as applicable, authorizing the grant. The grant date must fall on or after the date on which the resolutions are adopted by the Board or Compensation Committee. For stock options, the exercise price is the closing sale price of the Company’s common stock on the grant date, as reported by the Nasdaq Capital Market, or as otherwise required or permitted by the applicable equity plan under which the option is granted. Under our equity plans, the per share exercise price of an option cannot be less than the fair market value of a share of our common stock on the date of grant.
During fiscal year 2024, we did not grant stock options (or similar awards) to any of our named executive officers during the period beginning four business days before and ending one business day after the filing of any Company periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of any Company Form 8-K that disclosed any material non-public information.

PAY VERSUS PERFORMANCE
Introduction
The following is a disclosure pursuant to the SEC’s new pay versus performance (“PVP”) rules. The PVP rules create a new definition of pay, referred to as Compensation Actually Paid (“CAP”), which is compared to certain performance measures as defined by the SEC.
Summary Compensation Table Versus Compensation Actually Paid
The Summary Compensation Table (“SCT”) discloses a mix of compensation earned during the year, e.g., base salary and annual cash incentive, and the full grant date fair value of equity awards granted during the year. The new CAP definition of pay adjusts compensation reported for a particular year to reflect an annualized value of compensation by removing the values mandated by the SCT for equity awards granted during the year and instead including the value of equity awards vesting during the year and the potential change in value of unvested equity awards granted in prior years. It is important to note that the executive did not actually earn or receive the amount defined as CAP in the applicable year.
Pay Versus Performance Table
The following table summarizes the SCT compensation and CAP for our principal executive officers (“PEOs”) and the average for our non-PEO NEOs for 2022, 2023 and 2024. In accordance with the PVP rules, the table also includes certain prescribed performance related measures.
	Summary Compensation Table Total for PEO 1 ($)	Summary Compensation Table Total for PEO 2 ($)	Average Summary Compensation Table Total Compensation for Non-PEO NEOs ($)	Compensation Actually Paid to PEO 1 ($)	Compensation Actually Paid to PEO 1 ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return ($)	GAAP Net Loss ($)
Fiscal Year
2024(1)	410,000	647,582	520,592	233,040	518,622	470,327	13.93	(166,523,000)
2023(2)	1,106,747	—	574,694	1,296,543	—	623,539	10.67	(18,948,000)
2022(3)	1,326,782	—	761,169	1,143,688	—	750,769	9.36	(18,964,000)

(1)
The PEO 1 for 2024 is Steven M. Fruchtman, M.D., who served as Chief Executive Officer of the Company until April 1, 2024. The PEO 2 for 2024 is Werner Cautreels, Ph.D., who served as Chief Executive Officer of the Company from April 1, 2024 through the year ended December 31, 2024. Non-PEO NEOs for 2024 are Mark P. Guerin and Victor Moyo.

(2)
The PEO 1 for 2023 is Steven M. Fruchtman, M.D.; there was no NEO 2 for 2023. Non-PEO NEOs for 2023 are Mark P. Guerin and Victor Moyo.

(3)
The PEO 1 for 2022 is Steven M. Fruchtman, M.D.; there was no NEO 2 for 2022. Non-PEO NEOs for 2022 are Mark P. Guerin and Mark S. Gelder.

The following table provides additional information on how CAP for each reporting year was determined, starting with SCT compensation, and applying each of the required adjustments, as applicable, in accordance with the PVP rules.

	Summary Compensation Table Total Compensation ($)	Value of Equity Awards Deducted from SCT ($)	Fair Value of Equity Awards Compensation Granted in Current Year ($)(1)	Year-Over- Year Change in Fair Value of Unvested Equity Awards ($)(2)	Year-Over-Year Change in Fair Value of Equity Awards Vested During the Year ($)(3)	Prior Year-End Fair Value of Equity Awards Forfeited in the Year ($)	Compensation Actually Paid ($)
PEO 1
2024	410,000	—	—	(112,154)	12,633	(77,438)	233,040
2023	1,106,747	182,275	185,333	14,611	172,127	—	1,296,543
2022	1,326,782	418,923	375,187	(122,993)	(16,365)	—	1,143,688
PEO 2
2024	647,582	200,000	71,040	—	—	—	518,622
Average Non-PEO NEOs
2024	520,592	—	—	(33,051)	(17,214)	—	470,327
2023	574,694	73,922	75,976	4,169	42,622	—	623,539
2022	761,169	82,218	127,741	(51,566)	(4,357)	—	750,769

(1)
These amounts represent the fair value as of the indicated fiscal year-end of the outstanding and unvested equity awards granted during such fiscal year, calculated in accordance with the methodology used for financial reporting purposes. The fair value differs from the value in the SCT because for purposes of CAP the fair value for equity awards granted in the current year is determined as of the last day of the applicable year. Fair values in the SCT are determined as of the grant date.

(2)
These amounts represent the change in fair value during the indicated fiscal year of each equity award that was granted in a prior fiscal year and that remained outstanding and unvested as of the last day of the indicated fiscal year, calculated in accordance with the methodology used for financial reporting purposes and, for awards subject to performance-based vesting conditions, based on an estimate of the probable outcome of such performance-based vesting conditions as of the last day of the fiscal year.

(3)
These amounts represent the change in fair value, measured from the prior fiscal year-end to the vesting date, of each equity award that was granted in a prior fiscal year and which vested during the indicated fiscal year, calculated in accordance with the methodology used for financial reporting purposes.

Analysis of Information Presented in the Pay versus Performance Table
The Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the PVP table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with CAP (as computed in accordance with SEC rules) for a particular year. In accordance with SEC rules, the Company is providing the following narrative disclosure regarding the relationships between information presented in the PVP table.
Relationship between CAP and TSR
During fiscal 2022, 2023 and 2024, compensation actually paid to PEO 1 increased from $1,143,688 in fiscal 2022 to $1,296,543 in fiscal 2023, then decreased to 233,040 in fiscal 2024. There was no compensation actually paid to PEO 2 in fiscal year 2022 or 2023. In fiscal 2024, compensation actually paid to PEO 2 was $518,622. Average compensation actually paid to our Non-PEO NEOs decreased from $750,769 in fiscal 2022 to $623,539 in fiscal 2023, and to $470,327 in fiscal 2024. Over the same period, the value of an investment of $100 in our common stock on the last trading day of 2022 increased from $9.36 in 2022 to $10.67 during fiscal 2023 and to $13.93 during fiscal 2024, for a total increase over fiscal 2022, 2023 and 2024 of $4.57.
Relationship between CAP and Net Loss (GAAP)
During fiscal 2022, 2023 and 2024, compensation actually paid to PEO 1 increased from $1,143,688 in fiscal 2022 to $1,296,543 in fiscal 2023, then decreased to 233,040 in fiscal 2024. There was no compensation actually paid to PEO 2 in fiscal year 2022 or 2023. In fiscal year 2024 compensation actually paid to PEO 2 was $518,622. Average compensation actually paid to our Non-PEO NEOs decreased from $750,769 in fiscal 2022 to $623,539 in fiscal 2023, and to $470,327 in fiscal 2024. Our net loss increased by $2,801,000 during fiscal 2022 (from a net loss in fiscal 2021 of $16,163,000 to a net loss in fiscal 2022 of $18,964,000), decreased by $16,000 during fiscal 2023 (from a net loss in fiscal 2022 of $18,964,000 to a net loss in fiscal 2023 of $18,948,000) and increased by $147,575,000 during fiscal 2024 (from a net loss in fiscal 2023 of $18,948,000 to a net loss in fiscal 2024 of $147,575,000). The 2024 net loss reflects a non-cash charge of $117.5 million related to in-process research and development from the Company’s April 2024 acquisition of Trawsfynydd.
Stock Option and Other Compensation Plans
We maintain the 2021 Plan for the purpose of attracting key employees, directors and consultants, inducing them to remain with us and encouraging them to increase their efforts to make our business more successful. The 2021 Plan provides for awards of stock options, stock appreciation rights, restricted stock, RSUs and other equity-based awards.
The following table contains certain information regarding equity awards held by the named executive officers as of December 31, 2024.
Outstanding Equity Awards at 2024 Fiscal Year-End
	Option Awards				Stock Awards
Name(1)	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Cautreels					8,000(2)	200,000
Guerin	1	—	130,500.00	4/16/2025
	1	—	83,250.00	9/25/2025
	1	—	36,562.50	1/26/2026
	1	—	36,562.50	1/26/2026
	1	—	18,225.00	9/1/2026
	2	—	18,225.00	9/1/2026
	1	—	14,906.25	12/15/2026
	4	—	15,187.50	1/17/2027
	6	—	8,437.50	1/3/2028
	69	—	2,587.50	7/26/2028
	174	—	116.25	12/20/2029
	1,448(3)	—		7/9/2030
	803(3)	—		2/17/2031
	1,710	—	129.75	8/2/2031
	2,346(4)	138	45.50	2/7/2032
	1,675(4)	335	33.25	6/10/2032
	1,844(4)	1,316	18.25	3/13/2033
							322(5)	2,711
							1,190(6)	32,539
Moyo	1,459(7)	3,541	17.79	10/2/2033

(1)
Steven M. Fruchtman, the Company’s former President and Chief Executive Officer, did not hold any equity awards as of December 31, 2024.

(2)
These are RSUs issued as inducement grants outside of the Company’s incentive plans in accordance with Nasdaq Listing Rules that vest over four years: 25% on the first anniversary; 25% on the second anniversary; 25% on the third anniversary; and 25% on the further anniversary.

(3)
These are vested cash-settled stock appreciation rights.

(4)
Options vest over three years, one-third on the first anniversary of the date of grant and thereafter in 24 equal monthly installments over the following two years.

(5)
These are outstanding PSUs that will be earned and vested upon the Company’s attainment of certain performance goals, subject to the executive’s continued employment with the Company through each vesting date, as follows: (i) 50% of PSUs will vest upon the first patient enrolled in a registrational study and (ii) 50% of the PSUs will vest upon attainment of registrational study topline data. The (“Expiration Date”): for the goals under (i) is December 31, 2025, and for the goal under (ii) is June 30, 2028. The PSUs will be settled in cash and are in all cases subject to the terms and conditions of the Company form of Performance Stock Unit Award Agreement. Pursuant to the terms of the PSU awards, the maximum cash amount payable to each officer with respect to each vested PSU subject to the officer’s PSU award cannot exceed maximum price per share of $952.53, subject to adjustment in accordance with the terms of the Performance Stock Unit Award Agreement. If a performance goal is not achieved on or before its corresponding Expiration Date, then all of the PSUs subject to such performance goal will be automatically forfeited as of such date. A portion of the PSUs granted expired on December 31, 2022, and are therefore excluded from this table. The goals under (i) and (ii) have not been attained as of December 31, 2024.

(6)
These are RSUs that vest over three years from the date of grant: 33% on the first anniversary; 33% on the second anniversary; and 34% on the third anniversary.

(7)
Options vest over four years, 25% on the first anniversary of the date of grant and thereafter in 36 equal monthly installments over the following three years.

Potential Payments Upon Termination of Employment or Change in Control
As discussed under the section of this Proxy Statement entitled “Employment Agreements,” above, we have agreements with our named executive officers pursuant to which they are entitled to receive severance payments upon certain termination events. The information below describes certain compensation that would be available under our existing plans and arrangements if (i) the named executive officer was terminated as of December 31, 2024 or (ii) if a Change in Control, as defined in the applicable employment agreement or plan, occurred on December 31, 2024 and the named executive officer’s employment had been subsequently terminated on the same date.
Acceleration of Equity Awards in connection with a Change in Control
Pursuant to the terms of each named executive officer’s option agreements reflecting options granted under the Company’s 2018 Plan, applicable award agreements reflecting options and RSUs granted under the 2021 Plan and the applicable award agreement reflecting cash-settled stock appreciation rights and cash-settled PSUs, in the event of a “Change in Control” in which the Company is not the surviving corporation (or survives only as a subsidiary of another corporation) and the awards are assumed by, or replaced with awards with comparable terms by, the surviving corporation (or parent or subsidiary of the surviving corporation) and the named executive officer’s employment or service is terminated without “Cause” or the named executive officer terminates his employment for “Good Reason” (as such terms are defined in the applicable award agreement), all such awards shall fully vest and, if applicable, become exercisable, upon termination of employment or service. In the event that the surviving corporation (or a parent or subsidiary of the surviving corporation) does not assume or replace the awards with grants that have comparable terms, and named executive officer is employed by, or providing services to, the Company and its subsidiaries on the date of the Change in Control, all awards granted pursuant to such award agreements shall fully vest and, if applicable, become exercisable.

Termination Other than for Cause, Death or Disability; Resignation for Good Reason
The outstanding options, RSUs and stock appreciation rights held by our named executive officers will vest and, if applicable, become exercisable in the event that the named executive officer’s employment or service is terminated without “Cause” or the named executive officer terminates his employment for “Good Reason” (as such terms are defined in the applicable award agreement).
Equity Compensation Plan Information
The following table summarizes the total number of outstanding awards and shares available for other future issuances of options under our equity compensation plans as of December 31, 2024.
Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Shares Remaining Available for Future Issuance Under the Equity Compensation Plan (Excluding Shares in First Column)
Equity compensation plans approved by stockholders	119,523(1)	$40.19(2)	296,400(3)
Equity compensation plans not approved by stockholders	386,747(4)	$1.24(2)	—
Total	506,270		296,400

(1)
Consists of stock options and RSUs granted under our 2013 Plan, 2018 Plan and the 2021 Plan.

(2)
The weighted average exercise price is calculated based solely on the outstanding stock options. It does not take into account the shares issuable upon vesting of outstanding RSU awards, which have no exercise price.

(3)
Consists of shares remaining available for issuance under our 2021 Plan as of December 31, 2024.

(4)
Consists of (i) 21,200 shares of common stock underlying outstanding RSUs issued as inducement awards outside of the Plans in April 2024 in accordance with Nasdaq Listing Rules, and (ii) stock options to purchase 365,547 shares of common stock that were assumed by the Company in connection with our acquisition of Trawsfynydd. No additional awards may be granted under the Trawsfynydd Therapeutics, Inc. 2021 Stock Plan, pursuant to which such assumed stock options were initially granted.

OTHER MATTERS
Other Business
As of the date of this Proxy Statement, our Board knows of no business to be presented at the Annual Meeting other than as set forth herein. If other matters properly come before the Meeting, the persons named as proxies will vote on such matters in their discretion.
Stockholder Proposals for 2026 Annual Meeting of Stockholders
In order for a stockholder proposal, including a director nomination, to be considered for inclusion in our proxy statement for the 2026 Annual Meeting of Stockholders, the written proposal must be received at our principal executive offices on or before June 10, 2026. The proposal should be addressed to Secretary, Traws Pharma, Inc., 12 Penns Trail, Newtown PA 18940. The proposal must comply with SEC regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials.
In accordance with Section 2.2 of our Bylaws, a stockholder who wishes to present a proposal for consideration at the 2026 Annual Meeting of Stockholders must deliver a notice of the matter the stockholder wishes to present to our principal executive offices in Newtown, PA, at the address identified in the preceding paragraph, not less than 90 nor more than 120 days prior to the first anniversary of the date of the Annual Meeting. Accordingly, any notice given by or on behalf of a stockholder pursuant to these provisions of our Bylaws (and not pursuant to Rule 14a-8 of the SEC) must be received no earlier than July 24, 2026 and no later than August 23, 2026 (except that in the event that the date of the 2026 Annual Meeting of Stockholders is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the meeting of stockholders, a stockholder’s notice must be so received no earlier than the 120th day prior to the 2025 Annual Meeting of Stockholders and not later than the close of business on the later of (A) the 90th day prior to the 2025 Annual Meeting of Stockholders or (B) the tenth day following the day on which public disclosure of the date of the 2025 Annual Meeting of Stockholders was made).
The notice should include a brief description of the business desired to be brought before the 2026 Annual Meeting of Stockholders, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend these bylaws, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made, and any other information concerning such matter that must be disclosed in proxy solicitations pursuant to Regulation 14A under the Exchange Act, as if the matter had been proposed, or intended to be proposed, by the Board. As to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, the notice should include the information required by Section 2.2(A)(3)(c) of our Bylaws.
Annual Report
Our 2024 Annual Report on Form 10-K and Amendment No.1 thereto is being made available to our stockholders online with this Proxy Statement. The Annual Report contains our consolidated financial statements and the report thereon of KPMG, independent registered public accounting firm. Stockholders may obtain an additional copy of our Annual Report on Form 10-K for the year ended December 31, 2024 and Amendment No. 1 thereto, as filed with the SEC, without charge, by writing to Traws Pharma, Inc., 12 Penns Trail, Newtown, PA 18940.
Householding of Annual Meeting Materials
Certain banks, brokers, broker-dealers and other similar organizations acting as nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Notice, or, if you elect to receive a printed copy of our Proxy Materials, this Proxy Statement, our Annual Report on Form 10-K and Amendment No. 1 thereto may have been sent to multiple stockholders in your household. If you would prefer to receive separate copies of our Proxy Materials for other stockholders in your household, either now or in the future, please contact your bank, broker, broker-dealer or other similar organization serving as your nominee. Upon written or oral request to our

Secretary at Traws Pharma, Inc., 12 Penns Trail, Newtown PA 18940, or via telephone to our Corporate Secretary at 267-759-3680, we will promptly provide separate copies of our Proxy Materials. Stockholders sharing an address who are receiving multiple copies of the Notice or our Proxy Materials and who wish to receive a single copy of these materials in the future will need to contact their bank, broker, broker-dealer or other similar organization serving as their nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.
BY ORDER OF THE BOARD OF DIRECTORS
/s/ Iain Dukes

Iain Dukes
Chief Executive Officer
Dated: October 8, 2025
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO FOLLOW THE VOTING INSTRUCTIONS INCLUDED IN THE NOTICE OR PROXY CARD, AS APPLICABLE, THAT YOU RECEIVE IN THE MAIL.

Appendix A
TRAWS PHARMA, INC.
2021 INCENTIVE COMPENSATION PLAN
(As amended and restated, effective on the Restatement Effective Date)

TRAWS PHARMA, INC.
2021 INCENTIVE COMPENSATION PLAN
(As amended and restated, effective on the Restatement Effective Date)
The purpose of the Traws Pharma, Inc. 2021 Incentive Compensation Plan (the “Plan”) is to provide employees of Traws Pharma, Inc. (fka Onconova Therapeutics, Inc.) (the “Company”) and its subsidiaries, certain consultants and advisors who perform services for the Company or its subsidiaries, and non-employee members of the Board of Directors of the Company with the opportunity to receive grants of incentive stock options, nonqualified stock options, stock appreciation rights, stock awards, stock units and other stock-based awards.
The Plan was originally effective as of the Original Effective Date, was amended and restated upon approval of the stockholders on July 21, 2022, was amended and restated upon approval of the stockholders on October 31, 2024 and is hereby amended and restated effective as of the Restatement Effective Date. The Plan is a successor to the Onconova Therapeutics, Inc. 2018 Omnibus Incentive Compensation Plan, as amended and restated (the “2018 Plan”), which was a successor to the Onconova Therapeutics, Inc. 2013 Equity Incentive Plan (together with the 2018 Plan, the “Prior Plans”). No additional grants have been or will be made under the 2018 Plan on and after the Original Effective Date. Outstanding grants under the Prior Plans shall continue in effect according to their terms, and the shares with respect to outstanding grants under the applicable Prior Plan shall be issued or transferred under the applicable Prior Plan.
The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefitting the Company’s stockholders, and will align the economic interests of the participants with those of the stockholders.
Section 1.   Definitions
The following terms shall have the meanings set forth below for purposes of the Plan:
(a)   “2018 Plan” shall have the meaning given to it in the preamble.
(b)   “Award” shall mean an Option, SAR, Stock Award, Stock Unit or Other Stock-Based Award granted under the Plan.
(c)   “Award Agreement” shall mean the written agreement that sets forth the terms and conditions of an Award, including all amendments thereto.
(d)   “Board” shall mean the Board of Directors of the Company.
(e)   “Cause” shall have the meaning given to that term in any written employment agreement, offer letter, consulting agreement or severance agreement between the Employer and the Participant, or if no such agreement exists or if such term is not defined therein, and unless otherwise defined in the Award Agreement, “Cause” shall mean a finding by the Committee of conduct involving one or more of the following: (i) the substantial and continuing failure of the Participant, after notice thereof, to render services to the Company or its subsidiaries in accordance with the terms or requirements of his or her employment, engagement as a Non-Employee Director or a Key Advisor; (ii) disloyalty, gross negligence, willful misconduct, dishonesty or breach of fiduciary duty to the Company or a Subsidiary; (iii) the commission of an act of embezzlement or fraud; (iv) deliberate disregard of the rules or policies of the Company or a Subsidiary which results in direct or indirect loss, damage or injury to the Company or a Subsidiary; (v) the unauthorized disclosure of any trade secret or confidential information of the Company or a Subsidiary; or (vi) the Participant’s breach of any written non-competition, non-solicitation, invention assignment or confidentiality agreement between the Participant and the Company or any of its subsidiaries.
(f)   “CEO” shall mean the Chief Executive Officer of the Company.
(g)   A “Change in Control” shall be deemed to have occurred if:
(i)   the acquisition, directly or indirectly, by a “person” (within the meaning of Section 13(d)(3) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of the combined voting power of the voting securities of the Company entitled to vote generally in the election of directors (the “Voting Securities”); provided, however, that the following acquisitions of Voting Securities shall not constitute a Change in Control: (A) any acquisition by or from the Company or any of its subsidiaries, or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries, (B) any acquisition by any underwriter in any firm commitment underwriting of securities to be issued by the Company, or (C) any acquisition by any corporation (or other entity) if, immediately following such acquisition, 50% or more of the then outstanding shares of common stock (or other equity unit) of such corporation (or other entity) and the combined voting power of the then outstanding voting securities of such corporation (or other entity), are beneficially owned, directly or indirectly, by all or substantially all of the individuals or entities who, immediately prior to such acquisition, were the beneficial owners of the then outstanding shares of Common Stock and the Voting Securities in substantially the same proportions, respectively, as their ownership immediately prior to the acquisition of the shares of Common Stock and Voting Securities; or
(ii)   the consummation of the sale or other disposition of all or substantially all of the assets of the Company, other than to a wholly-owned subsidiary of the Company or to a holding company of which the Company is a direct or indirect wholly owned subsidiary prior to such transaction; or
(iii)   the consummation of a reorganization, merger or consolidation of the Company, other than a reorganization, merger or consolidation, which would result in the Voting Securities outstanding immediately prior to the transaction continuing to represent (whether by remaining outstanding or by being converted to voting securities of the surviving entity) 65% or more of the Voting Securities or the voting power of the voting securities of such surviving entity outstanding immediately after such transaction; or
(iv)   the consummation of a plan of complete liquidation of the Company; or
(v)   the following individuals cease for any reason to constitute a majority of the Board: individuals who, as of the Restatement Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved and recommended by a vote of at least two-thirds of the directors then still in office who either were directors on the Restatement Effective Date or whose appointment, election or nomination for election was previously so approved or recommended.
Notwithstanding the foregoing, if an Award constitutes deferred compensation subject to section 409A of the Code and the Award provides for payment upon a Change in Control, then, for purposes of such payment provisions, no Change in Control shall be deemed to have occurred upon an event described in items (i)  – (v) above unless the event would also constitute a change in ownership or effective control of, or a change in the ownership of a substantial portion of the assets of, the Company under section 409A of the Code.
(h)   “Code” shall mean the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.
(i)   “Committee” shall mean the Compensation Committee of the Board or another committee appointed by the Board to administer the Plan. The Committee shall also consist of directors who are “non-employee directors” as defined under Rule 16b-3 promulgated under the Exchange Act and “independent directors,” as determined in accordance with the independence standards established by the stock exchange on which the Common Stock is at the time primarily traded.
(j)   “Common Stock” shall mean common stock of the Company.

(k)   “Company” shall mean Traws Pharma, Inc. (as defined in the preamble) and shall include its successors.
(l)   “Disability” or “Disabled” shall mean, unless otherwise set forth in the Award Agreement, a Participant’s becoming disabled within the meaning of the Employer’s long-term disability plan applicable to the Participant, or, if there is no such plan, a physical or mental condition that prevents the Participant from performing the essential functions of the Participant’s position (with or without reasonable accommodation) for a period of six consecutive months.
(m)   “Dividend Equivalent” shall mean an amount determined by multiplying the number of shares of Common Stock subject to a Stock Unit or Other Stock-Based Award by the per-share cash dividend paid by the Company on its outstanding Common Stock, or the per-share Fair Market Value of any dividend paid on its outstanding Common Stock in consideration other than cash. If interest is credited on accumulated divided equivalents, the term “Dividend Equivalent” shall include the accrued interest.
(n)   “Employee” shall mean an employee of the Employer (including an officer or director who is also an employee), but excluding any person who is classified by the Employer as a “contractor” or “consultant,” no matter how characterized by the Internal Revenue Service, other governmental agency or a court. Any change of characterization of an individual by the Internal Revenue Service or any court or government agency shall have no effect upon the classification of an individual as an Employee for purposes of this Plan, unless the Committee determines otherwise.
(o)   “Employed by, or providing service to, the Employer” shall mean employment or service as an Employee, Key Advisor or member of the Board (so that, for purposes of exercising Options and SARs and satisfying conditions with respect to Stock Awards, Stock Units and Other Stock-Based Awards, a Participant shall not be considered to have terminated employment or service until the Participant ceases to be an Employee, Key Advisor and member of the Board), unless the Committee determines otherwise. If a Participant’s relationship is with a subsidiary of the Company and that entity ceases to be a subsidiary of the Company, the Participant will be deemed to cease employment or service when the entity ceases to be a subsidiary of the Company, unless the Participant transfers employment or service to an Employer.
(p)   “Employer” shall mean the Company and its subsidiaries.
(q)   “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
(r)   “Exercise Price” shall mean the per share price at which shares of Common Stock may be purchased under an Option, as designated by the Committee.
(s)   “Fair Market Value” shall mean:
(i)   If the Common Stock is publicly traded, the Fair Market Value per share shall be determined as follows: (A) if the principal trading market for the Common Stock is a national securities exchange, the closing sales price during regular trading hours on the relevant date or, if there were no trades on that date, the latest preceding date upon which a sale was reported, or (B) if the Common Stock is not principally traded on any such exchange, the last reported sale price of a share of Common Stock during regular trading hours on the relevant date, as reported by the OTC Bulletin Board.
(ii)   If the Common Stock is not publicly traded or, if publicly traded, is not subject to reported transactions as set forth above, the Fair Market Value per share shall be determined by the Committee through any reasonable valuation method authorized under the Code.
(t)   “Incentive Stock Option” shall mean an Option that is intended to meet the requirements of an incentive stock option under section 422 of the Code.
(u)   “Key Advisor” shall mean a consultant or advisor of the Employer.
(v)   “Non-Employee Director” shall mean a member of the Board who is not an Employee.

(w)   “Nonqualified Stock Option” shall mean an Option that is not intended to be taxed as an incentive stock option under section 422 of the Code.
(x)   “Option” shall mean an option to purchase shares of Common Stock, as described in Section 6.
(y)   “Original Effective Date” shall mean July 30, 2021.
(z)   “Other Stock-Based Award” shall mean any Award based on, measured by or payable in Common Stock (other than an Option, Stock Unit, Stock Award, or SAR), as described in Section 10.
(aa)   “Participant” shall mean an Employee, Key Advisor or Non-Employee Director designated by the Committee to participate in the Plan.
(bb)   “Performance Objectives” shall mean the performance objectives established in the sole discretion of the Committee for Participants who are eligible to receive Awards under the Plan. Performance Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or the subsidiary, division, department or function within the Company or one of its subsidiaries in which the Participant is employed. Performance Objectives may be measured on an absolute or relative basis. Relative performance may be measured by a group of peer companies or by a financial market index. Any Performance Objectives may include: specified levels of or increases in the Company’s, a division’s or a subsidiary’s return on capital, equity or assets; earnings measures/ratios (on a gross, net, pre-tax or post-tax basis), including basic earnings per share, diluted earnings per share, total earnings, operating earnings, earnings growth, earnings before interest and taxes and earnings before interest, taxes, depreciation and amortization; net economic profit (which is operating earnings minus a charge to capital); net income; operating income; sales; sales growth; gross margin; direct margin; costs; stock price (including but not limited to growth measures and total stockholder return); operating profit; per period or cumulative cash flow (including but not limited to operating cash flow and free cash flow) or cash flow return on investment (which equals net cash flow divided by total capital); inventory turns; financial return ratios; market share; balance sheet measurements such as receivable turnover; improvement in or attainment of expense levels; improvement in or attainment of working capital levels; debt reduction; strategic innovation; customer or employee satisfaction; the consummation of one or more acquisitions of a certain size as measured by one or more of the financial criteria listed above; individual objectives; regulatory body approval for commercialization of a product; implementation or completion of critical projects (including, but not limited to, milestones such as clinical trial enrollment targets, commencement of phases of clinical trials and completion of phases of clinical trials); and any combination of the foregoing.
(cc)   “Plan” shall mean this Traws Pharma, Inc. 2021 Incentive Compensation Plan, as amended and restated as of the Restatement Effective Date and as may be in effect from time to time.
(dd)   “Prior Plans” shall have the meaning given to the term in the preamble.
(ee)   “Restatement Effective Date” shall mean November 21, 2025 or such later date that stockholder approval of the Plan as herein amended and restated is received.
(ff)   “Restriction Period” shall have the meaning given that term in Section 7(a).
(gg)   “SAR” shall mean a stock appreciation right, as described in Section 9.
(hh)   “Stock Award” shall mean an award of Common Stock, as described in Section 7.
(ii)   “Stock Unit” shall mean an award of a phantom unit representing a share of Common Stock, as described in Section 8.
(jj)   “Substitute Awards” shall have the meaning given that term in Section 4(c).
Section 2.   Administration
(a)   Committee.   The Plan shall be administered and interpreted by the Committee. The Committee may delegate authority to one or more subcommittees, as it deems appropriate. Subject to compliance with applicable law and the applicable stock exchange rules, the Board, in its discretion, may perform any action of the Committee hereunder. To the extent that the Board, the Committee, a subcommittee or the CEO, as described below, administers the Plan, references in the Plan to the “Committee” shall be deemed to refer to the Board, the Committee or such subcommittee or the CEO.
(b)   Delegation to CEO.   Subject to compliance with applicable law and applicable stock exchange requirements, the Committee may delegate all or part of its authority and power to the CEO, as it deems appropriate, with respect to Awards to Employees or Key Advisors who are not executive officers or directors under section 16 of the Exchange Act.
(c)   Committee Authority.   The Committee shall have the sole authority to (i) determine the individuals to whom Awards shall be made under the Plan, (ii) determine the type, size, terms and conditions of the Awards to be made to each such individual, (iii) determine the time when the Awards will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (v) amend the terms of any previously issued Award, subject to the provisions of Section 17 below, and (vi) deal with any other matters arising under the Plan.
(d)   Committee Determinations.   The Committee shall have full power and express discretionary authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee’s interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.
(e)   Indemnification.   No member of the Committee or the Board, and no employee of the Company shall be liable for any act or failure to act with respect to the Plan, except in circumstances involving his or her bad faith or willful misconduct, or for any act or failure to act hereunder by any other member of the Committee or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Committee and the Board and any agent of the Committee or the Board who is an employee of the Company or a subsidiary against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person’s bad faith or willful misconduct.
Section 3.   Awards
(a)   General.   Awards under the Plan may consist of Options as described in Section 6, Stock Awards as described in Section 7, Stock Units as described in Section 8, SARs as described in Section 9 and Other Stock-Based Awards as described in Section 10. All Awards shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in the Award Agreement. All Awards shall be made conditional upon the Participant’s acknowledgement, in writing or by acceptance of the Award, that all decisions and determinations of the Committee shall be final and binding on the Participant, his or her beneficiaries and any other person having or claiming an interest under such Award. Awards under a particular Section of the Plan need not be uniform as among the Participants. Notwithstanding anything to the contrary herein, any dividends or Dividend Equivalents granted in connection with Awards under the Plan shall vest and be paid only if and to the extent the underlying Awards vest and are paid.
(b)   Minimum Vesting.   Awards granted under the Plan shall include regular vesting schedules that provide that no portion of an Award will vest earlier than one year from the date of grant. However, subject to adjustments made in accordance with Section 4(e) below, up to five percent (5%) of the shares of Common Stock subject to the aggregate share reserve set forth in Section 4(a) as of the Restatement Effective Date may be granted without regard to this minimum vesting requirement.

Section 4.   Shares Subject to the Plan
(a)   Shares Authorized.   Subject to adjustment as described below in Sections 4(b) and 4(e), the maximum aggregate number of shares of Common Stock that may be issued or transferred under the Plan with respect to Awards made under the Plan on and after the Restatement Effective Date shall be 1,500,000 shares of Common Stock. In addition, any shares of Common Stock that remained available for Awards under the Plan as of the Restatement Effective Date and any shares of Common Stock subject to outstanding Awards granted under the Plan and awards granted under the Prior Plans as of the Restatement Effective Date that are payable in shares and that terminate, expire, or are cancelled, forfeited, exchanged or surrendered without having been exercised, vested or paid in shares, on or after the Restatement Effective Date, subject to adjustment as provided in Section 3(e) below, may be issued with respect to Awards under this Plan. The aggregate number of shares of Common Stock that may be issued or transferred under the Plan pursuant to Incentive Stock Options granted on and after the Restatement Effective Date shall not exceed 1,500,000 shares of Common Stock.
(b)   Source of Shares; Share Counting.   Shares issued or transferred under the Plan may be authorized but unissued shares of Common Stock or reacquired shares of Common Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options or SARs granted under the Plan or options granted under the Prior Plans terminate, expire or are canceled, forfeited, exchanged or surrendered without having been exercised, or if any Stock Awards, Stock Units, or Other Stock-Based Awards are forfeited, terminated or otherwise not paid in full, the shares subject to such Awards shall again be available for purposes of the Plan. Shares surrendered in payment of the Exercise Price of an Option (including an option granted under the Prior Plans that is exercised on or after the Original Effective Date) shall not be available for re-issuance under the Plan. Shares of Common Stock withheld or surrendered for payment of taxes with respect to Awards (including options granted under the Prior Plans) shall not be available for re-issuance under the Plan. If SARs are granted, the full number of shares subject to the SARs shall be considered issued under the Plan, without regard to the number of shares issued upon exercise of the SARs. To the extent any Awards are paid in cash, and not in shares of Common Stock, any shares previously subject to such Awards shall again be available for issuance or transfer under the Plan. For the avoidance of doubt, if shares are repurchased by the Company on the open market with the proceeds of the Exercise Price of Options (including options granted under the Prior Plans), such shares may not again be made available for issuance under the Plan
(c)   Substitute Awards.   Shares issued or transferred under Awards made pursuant to an assumption, substitution or exchange for previously granted awards of a company acquired by the Company in a transaction (“Substitute Awards”) shall not reduce the number of shares of Common Stock available under the Plan and available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and shall not reduce the Plan’s share reserve (subject to applicable stock exchange listing and Code requirements).
(d)   Individual Non-Employee Director Limit.   Subject to adjustment as described below in Section 4(e), the maximum aggregate grant date value of shares of Common Stock subject to Awards granted to any Non-Employee Director during any calendar year for services rendered as a Non-Employee Director, taken together with any cash fees earned by such Non-Employee Director for services rendered as a Non-Employee Director during the calendar year, shall not exceed $300,000 in total value. For purposes of the limits set forth in this Section 4(d), the value of such Awards shall be calculated based on the grant date fair value of such Awards for financial reporting purposes.
(e)   Adjustments.   If there is any change in the number or kind of shares of Common Stock outstanding by reason of (i) a stock dividend, spinoff, recapitalization, stock split, reverse stock split or combination or exchange of shares, (ii) a merger, reorganization or consolidation, (iii) a reclassification or change in par value, or (iv) any other unusual or infrequently occurring event affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, or if the value of outstanding shares of Common Stock is substantially reduced as a result of a spinoff or the Company’s payment of an extraordinary dividend or distribution, the maximum number and kind of shares of Common Stock available for issuance under the Plan, the maximum number and kind of shares of

Common Stock for which any individual may receive Awards in any year, the kind and number of shares covered by outstanding Awards, the kind and number of shares issued and to be issued under the Plan, and the price per share or the applicable market value of such Awards shall be equitably adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, the issued shares of Common Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under the Plan and such outstanding Awards; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. In addition, in the event of a Change in Control, the provisions of Section 12 of the Plan shall apply. Any adjustments to outstanding Awards shall be consistent with section 409A or 424 of the Code, to the extent applicable. Subject to Section 17(b) below, the adjustments of Awards under this Section 4(e) shall include adjustment of shares, Exercise Price of Options, base amount of SARs, Performance Objectives or other terms and conditions, as the Committee deems appropriate. The Committee shall have the sole discretion and authority to determine what appropriate adjustments shall be made and any adjustments determined by the Committee shall be final, binding and conclusive.
Section 5.   Eligibility for Participation
(a)   Eligible Persons.   All Employees and Non-Employee Directors shall be eligible to participate in the Plan. Key Advisors shall be eligible to participate in the Plan if the Key Advisors render bona fide services to the Employer, the services are not in connection with the offer and sale of securities in a capital-raising transaction and the Key Advisors do not directly or indirectly promote or maintain a market for the Company’s securities.
(b)   Selection of Participants.   The Committee shall select the Employees, Non-Employee Directors and Key Advisors to receive Awards and shall determine the number of shares of Common Stock subject to a particular Award in such manner as the Committee determines.
Section 6.   Options
The Committee may grant Options to an Employee, Non-Employee Director or Key Advisor upon such terms as the Committee deems appropriate. The following provisions are applicable to Options:
(a)   Number of Shares.   The Committee shall determine the number of shares of Common Stock that will be subject to each Award of Options to Employees, Non-Employee Directors and Key Advisors.
(b)   Type of Option and Exercise Price.
(i)   The Committee may grant Incentive Stock Options or Nonqualified Stock Options or any combination of the two, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to employees of the Company or its parent or subsidiary corporations, as defined in section 424 of the Code. Nonqualified Stock Options may be granted to Employees, Non-Employee Directors and Key Advisors.
(ii)   The Exercise Price of Common Stock subject to an Option shall be determined by the Committee and shall be equal to or greater than the Fair Market Value of a share of Common Stock on the date the Option is granted. However, an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary corporation of the Company, as defined in section 424 of the Code, unless the Exercise Price per share is not less than 110% of the Fair Market Value of a share of Common Stock on the date of grant.
(c)   Option Term.   The Committee shall determine the term of each Option. The term of any Option shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary corporation of the Company, as defined in section 424 of the Code, may not have a term that exceeds five years from the date of grant. Notwithstanding the foregoing, in the event that on the last business day of the term of an Option (other than an Incentive Stock Option), the exercise of the Option is prohibited by applicable law, including a prohibition on purchases or sales of Common Stock under the Company’s insider trading policy, the term of the Option shall be extended for a period of 30 days following the end of the legal prohibition, unless the Committee determines otherwise.
(d)   Exercisability of Options.   Subject to Section 3(b), Options shall become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee and specified in the Award Agreement. Subject to the limitations set forth in Section 12, the Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.
(e)   Awards to Non-Exempt Employees.   Notwithstanding the foregoing, Options granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such Options may become exercisable, as determined by the Committee, upon the Participant’s death, Disability or retirement, or upon a Change in Control or other circumstances permitted by applicable regulations).
(f)   Termination of Employment or Service.   Except as provided in the Award Agreement, an Option may only be exercised while the Participant is employed by, or providing services to, the Employer. The Committee shall determine in the Award Agreement under what circumstances and during what time periods a Participant may exercise an Option after termination of employment or service.
(g)   Exercise of Options.   A Participant may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company. The Participant shall pay the Exercise Price for an Option as specified by the Committee (i) in cash or by check, (ii) unless the Committee determines otherwise, by delivering shares of Common Stock owned by the Participant and having a Fair Market Value on the date of exercise at least equal to the Exercise Price or by attestation (on a form prescribed by the Committee) to ownership of shares of Common Stock having a Fair Market Value on the date of exercise at least equal to the Exercise Price, (iii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, (iv) if permitted by the Committee, by withholding shares of Common Stock subject to the exercisable Option, which have a Fair Market Value on the date of exercise equal to the Exercise Price, or (v) by such other method as the Committee may approve. Shares of Common Stock used to exercise an Option shall have been held by the Participant for the requisite period of time necessary to avoid adverse accounting consequences to the Company with respect to the Option. Payment for the shares to be issued or transferred pursuant to the Option, and any required withholding taxes, must be received by the Company by the time specified by the Committee depending on the type of payment being made, but in all cases prior to the issuance or transfer of such shares.
(h)   Limits on Incentive Stock Options.   Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the Common Stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option.
Section 7.   Stock Awards
The Committee may issue or transfer shares of Common Stock to an Employee, Non-Employee Director or Key Advisor under a Stock Award, upon such terms as the Committee deems appropriate. The following provisions are applicable to Stock Awards:
(a)   General Requirements.   Shares of Common Stock issued pursuant to Stock Awards may be issued for consideration or for no consideration, and subject to restrictions or no restrictions, as determined by the Committee. Subject to Section 3(b), the Committee may, but shall not be required to, establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Committee deems appropriate, including, without limitation, restrictions based upon the achievement of specific Performance Objectives. The period of time during which the Stock Awards will remain subject to restrictions will be designated in the Award Agreement as the “Restriction Period.”
(b)   Number of Shares.   The Committee shall determine the number of shares of Common Stock to be issued or transferred pursuant to a Stock Award and the restrictions applicable to such shares.
(c)   Requirement of Employment or Service.   If the Participant ceases to be employed by, or provide service to, the Employer during a period designated in the Award Agreement as the Restriction Period, or if other specified conditions are not met, the Stock Award shall terminate as to all shares covered by the Award as to which the restrictions have not lapsed, and those shares of Common Stock must be immediately returned to the Company. Subject to the limitations set forth in Section 12, the Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.
(d)   Restrictions on Transfer and Legend on Stock Certificate.   During the Restriction Period, a Participant may not sell, assign, transfer, pledge or otherwise dispose of the shares of a Stock Award except under Section 15 below. Unless otherwise determined by the Committee, the Company will retain possession of certificates for shares of Stock Awards until all restrictions on such shares have lapsed. Each certificate for a Stock Award, unless held by the Company, shall contain a legend giving appropriate notice of the restrictions in the Award. The Participant shall be entitled to have the legend removed from the stock certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed. The Committee may determine that the Company will not issue certificates for Stock Awards until all restrictions on such shares have lapsed.
(e)   Right to Vote and to Receive Dividends.   Unless the Committee determines otherwise, during the Restriction Period, the Participant shall have the right to vote shares of Stock Awards and to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Committee, including, without limitation, the achievement of specific Performance Objectives; provided, however, that dividends shall vest and be paid only if and to the extent that the underlying Stock Award vests and is paid.
(f)   Lapse of Restrictions.   All restrictions imposed on Stock Awards shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions, if any, imposed by the Committee. The Committee may determine, as to any or all Stock Awards, that the restrictions shall lapse without regard to any Restriction Period.
Section 8.   Stock Units
The Committee may grant Stock Units, each of which shall represent one hypothetical share of Common Stock, to an Employee, Non-Employee Director or Key Advisor upon such terms and conditions as the Committee deems appropriate. The following provisions are applicable to Stock Units:
(a)   Crediting of Units.   Each Stock Unit shall represent the right of the Participant to receive a share of Common Stock or an amount of cash based on the value of a share of Common Stock, if and when specified conditions are met. All Stock Units shall be credited to bookkeeping accounts established on the Company’s records for purposes of the Plan.
(b)   Terms of Stock Units.   Subject to Section 3(b), the Committee may grant Stock Units that vest and are payable if specified Performance Objectives or other conditions are met, or under other circumstances. Stock Units may be paid at the end of a specified performance period or other period, or payment may be deferred to a date authorized by the Committee. Subject to the limitations set forth in Section 12, the Committee may accelerate vesting or payment, as to any or all Stock Units at any time for any reason, provided such acceleration complies with section 409A of the Code. The Committee shall determine the number of Stock Units to be granted and the requirements applicable to such Stock Units.
(c)   Requirement of Employment or Service.   If the Participant ceases to be employed by, or provide service to, the Employer prior to the vesting of Stock Units, or if other conditions established by the Committee are not met, the Participant’s Stock Units shall be forfeited. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.
(d)   Payment With Respect to Stock Units.   Payments with respect to Stock Units shall be made in cash, Common Stock or any combination of the foregoing, as the Committee shall determine.
Section 9.   Stock Appreciation Rights
The Committee may grant SARs to an Employee, Non-Employee Director or Key Advisor separately or in tandem with any Option. The following provisions are applicable to SARs:
(a)   General Requirements.   The Committee may grant SARs to an Employee, Non-Employee Director or Key Advisor separately or in tandem with any Option (for all or a portion of the applicable Option). Tandem SARs may be granted either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Stock Option, SARs may be granted only at the time of the grant of the Incentive Stock Option. The Committee shall establish the base amount of the SAR at the time the SAR is granted. The base amount of each SAR shall be equal to or greater than the Fair Market Value of a share of Common Stock as of the date of grant of the SAR. The term of any SAR shall not exceed ten years from the date of grant. Notwithstanding the foregoing, in the event that on the last business day of the term of a SAR, the exercise of the SAR is prohibited by applicable law, including a prohibition on purchases or sales of Common Stock under the Company’s insider trading policy, the term shall be extended for a period of 30 days following the end of the legal prohibition, unless the Committee determines otherwise.
(b)   Tandem SARs.   In the case of tandem SARs, the number of SARs granted to a Participant that shall be exercisable during a specified period shall not exceed the number of shares of Common Stock that the Participant may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the Common Stock covered by such Option shall terminate. Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of Common Stock.
(c)   Exercisability.   Subject to Section 3(b), an SAR shall be exercisable during the period specified by the Committee in the Award Agreement and shall be subject to such vesting and other restrictions as may be specified in the Award Agreement. Subject to the limitations set forth in Section 12, the Committee may accelerate the exercisability of any or all outstanding SARs at any time for any reason. SARs may only be exercised while the Participant is employed by, or providing service to, the Employer or during the applicable period after termination of employment or service as specified by the Committee. A tandem SAR shall be exercisable only during the period when the Option to which it is related is also exercisable.
(d)   Grants to Non-Exempt Employees.   Notwithstanding the foregoing, SARs granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such SARs may become exercisable, as determined by the Committee, upon the Participant’s death, Disability or retirement, or upon a Change in Control or other circumstances permitted by applicable regulations).
(e)   Value of SARs.   When a Participant exercises SARs, the Participant shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised. The stock appreciation for an SAR is the amount by which the Fair Market Value of the underlying Common Stock on the date of exercise of the SAR exceeds the base amount of the SAR as described in subsection (a).
(f)   Form of Payment.   The appreciation in an SAR shall be paid in shares of Common Stock, cash or any combination of the foregoing, as the Committee shall determine. For purposes of calculating the number of shares of Common Stock to be received, shares of Common Stock shall be valued at their Fair Market Value on the date of exercise of the SAR.

Section 10.   Other Stock-Based Awards
The Committee may grant Other Stock-Based Awards, which are awards (other than those described in Sections 6, 7, 8 and 9 of the Plan) that are based on or measured by Common Stock, to any Employee, Non-Employee Director or Key Advisor, on such terms and conditions as the Committee shall determine. Subject to Section 3(b), Other Stock-Based Awards may be awarded subject to the achievement of Performance Objectives or other criteria or other conditions and may be payable in cash, Common Stock or any combination of the foregoing, as the Committee shall determine.
Section 11.   Dividend Equivalents
The Committee may grant Dividend Equivalents in connection with Stock Units or Other Stock-Based Awards. Subject to Section 3(b), Dividend Equivalents may be payable in cash or shares of Common Stock, and upon such terms and conditions as the Committee shall determine; provided that Dividend Equivalents shall vest and be paid only if and to the extent the underlying Stock Units or Other Stock-Based Awards vest and are paid. For the avoidance of doubt, no dividends or Dividend Equivalents will be granted in connection with Options or SARs.
Section 12.   Consequences of a Change in Control
(a)   Assumption of Outstanding Awards.   Upon a Change in Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), all outstanding Awards that are not exercised or paid at the time of the Change in Control shall be assumed by, or replaced with grants that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation). In the event that the surviving corporation (or a parent or subsidiary of the surviving corporation) does not assume or replace Awards with grants that have comparable terms, outstanding Options and SARs shall automatically accelerate and become fully exercisable and the restrictions and conditions on outstanding Stock Awards, Stock Units, Other Stock-Based Awards and Dividend Equivalents shall immediately lapse, provided that if the vesting of any such Awards is based, in whole or in part, on performance, such Awards shall vest based on the greater of (i) actual performance as of the Change in Control or (ii) target performance, pro-rated based on the period elapsed between the beginning of the applicable performance period and the date of the Change in Control. After a Change in Control, references to the “Company” as they relate to employment matters shall include the successor employer in the transaction, subject to applicable law.
(b)   Vesting Upon Certain Terminations of Employment.   At the Committee’s discretion, if Awards are assumed by, or replaced with grants that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation) and if a Participant incurs an involuntary termination of employment or service on or after a Change in Control, the Participant’s outstanding Awards may become vested, in whole or in part, as of the date of such termination; provided that if the vesting of any such Awards is based, in whole or in part, on performance, such Awards shall vest only based on the greater of (i) actual performance as of the date of Change in Control or (ii) target performance, pro-rated based on the period elapsed between the beginning of the applicable performance period and the date of the termination.
(c)   Other Alternatives.   In the event of a Change in Control, if any outstanding Awards are not assumed by, or replaced with grants that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation), the Committee may take any of the following actions with respect to any or all outstanding Awards, without the consent of any Participant: (i) the Committee may determine that Participants shall receive a payment in settlement of outstanding Stock Units, Other Stock-Based Awards or Dividend Equivalents, in such amount and form as may be determined by the Committee; (ii) the Committee may require that Participants surrender their outstanding Options and SARs in exchange for a payment by the Company, in cash or Common Stock as determined by the Committee, in an amount equal to the amount, if any, by which the then Fair Market Value of the shares of Common Stock subject to the Participant’s unexercised Options and SARs exceeds the Option Exercise Price or SAR base amount, and (iii) after giving Participants an opportunity to exercise all of their outstanding Options and SARs, the Committee may terminate any or all unexercised Options and SARs at such time as the Committee deems appropriate. Such surrender, termination or payment shall take place as of the date of the Change in Control or such other date as the Committee may specify. Without limiting the foregoing, if the per share Fair Market Value of the Common Stock does not exceed the per share Option Exercise Price or SAR base amount, as applicable, the Company shall not be required to make any payment to the Participant upon surrender of the Option or SAR.
Section 13.   Deferrals
The Committee may permit or require a Participant to defer receipt of the payment of cash or the delivery of shares that would otherwise be due to such Participant in connection with any Award. If any such deferral election is permitted or required, the Committee shall establish rules and procedures for such deferrals and may provide for interest or other earnings to be paid on such deferrals. The rules and procedures for any such deferrals shall be consistent with applicable requirements of section 409A of the Code.
Section 14.   Withholding of Taxes
(a)   Required Withholding.   All Awards under the Plan shall be subject to applicable United States federal (including FICA), state and local, foreign country or other tax withholding requirements. The Employer may require that the Participant or other person receiving Awards or exercising Awards pay to the Employer an amount sufficient to satisfy such tax withholding requirements with respect to such Awards, or the Employer may deduct from other wages and compensation paid by the Employer the amount of any withholding taxes due with respect to such Awards.
(b)   Share Withholding.   The Committee may permit or require the Employer’s tax withholding obligation with respect to Awards paid in Common Stock to be satisfied by having shares withheld up to an amount that does not exceed the Participant’s applicable withholding tax rate for United States federal (including FICA), state and local, foreign country or other tax liabilities. The Committee may, in its discretion, and subject to such rules as the Committee may adopt, allow Participants to elect to have such share withholding applied to all or a portion of the tax withholding obligation arising in connection with any particular Award. Unless the Committee determines otherwise, share withholding for taxes shall not exceed the Participant’s minimum applicable tax withholding amount.
Section 15.   Transferability of Awards
(a)   Nontransferability of Awards.   Except as described in subsection (b) below, only the Participant may exercise rights under an Award during the Participant’s lifetime. A Participant may not transfer those rights except (i) by will or by the laws of descent and distribution or (ii) with respect to Awards other than Incentive Stock Options, pursuant to a domestic relations order. When a Participant dies, the personal representative or other person entitled to succeed to the rights of the Participant may exercise such rights. Any such successor must furnish proof satisfactory to the Company of his or her right to receive the Award under the Participant’s will or under the applicable laws of descent and distribution.
(b)   Transfer of Nonqualified Stock Options.   Notwithstanding the foregoing, the Committee may provide, in an Award Agreement, that a Participant may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with the applicable securities laws, according to such terms as the Committee may determine; provided that the Participant receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.
Section 16.   Requirements for Issuance or Transfer of Shares
No Common Stock shall be issued or transferred in connection with any Award hereunder unless and until all legal requirements applicable to the issuance or transfer of such Common Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Award on the Participant’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of the shares of Common Stock as the Committee shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of

Common Stock issued or transferred under the Plan may be subject to such stop-transfer orders and other restrictions as the Committee deems appropriate to comply with applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.
Section 17.   Amendment and Termination of the Plan
(a)   Amendment.   The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without stockholder approval if such approval is required in order to comply with the Code or other applicable law, or to comply with applicable stock exchange requirements.
(b)   No Repricing of Options or SARs.   Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, Common Stock, other securities or property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of Common Stock or other securities, or similar transactions), the Company may not, without obtaining stockholder approval, (i) amend the terms of outstanding Options or SARs to reduce the Exercise Price of such outstanding Options or base price of such SARs, (ii) cancel outstanding Options or SARs in exchange for Options or SARs with an Exercise Price or base price, as applicable, that is less than the Exercise Price or base price of the original Options or SARs or (iii) cancel outstanding Options or SARs with an Exercise Price or base price, as applicable, above the current stock price in exchange for cash or other securities.
(c)   Termination of Plan.   The Plan shall terminate on the day immediately preceding the tenth anniversary of its Restatement Effective Date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders.
(d)   Termination and Amendment of Outstanding Awards.   A termination or amendment of the Plan that occurs after an Award is made shall not materially impair the rights of a Participant unless the Participant consents or unless the Committee acts under Section 18(f) below. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Award. Whether or not the Plan has terminated, an outstanding Award may be terminated or amended under Section 18(f) below or may be amended by agreement of the Company and the Participant consistent with the Plan, provided that the Participant’s consent is not required if any termination or amendment to the Participant’s outstanding Award does not materially impair the rights or materially increase the obligations of the Participant.
Section 18.   Miscellaneous
(a)   Awards in Connection with Corporate Transactions and Otherwise.   Nothing contained in the Plan shall be construed to (i) limit the right of the Committee to make Awards under the Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Awards to employees thereof who become Employees, or (ii) limit the right of the Company to grant stock options or make other awards outside of the Plan. The Committee may make a Substitute Award to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company, in substitution for a stock option or stock award granted by such corporation. Notwithstanding anything in the Plan to the contrary, the Committee may establish such terms and conditions of the new Substitute Awards as it deems appropriate, including setting the Exercise Price of Options or the base price of SARs at a price necessary to retain for the Participant the same economic value as the prior options or rights.
(b)   Governing Document.   The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.
(c)   Funding of the Plan.   The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Awards under the Plan.

(d)   Rights of Participants.   Nothing in the Plan shall entitle any Employee, Non-Employee Director, Key Advisor or other person to any claim or right to receive an Award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Employer or any other employment rights.
(e)   No Fractional Shares.   No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. Except as otherwise provided under the Plan, the Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.
(f)   Compliance with Law.
(i)   The Plan, the exercise of Options and SARs and the obligations of the Company to issue or transfer shares of Common Stock under Awards shall be subject to all applicable laws and regulations, and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. In addition, it is the intent of the Company that Incentive Stock Options comply with the applicable provisions of section 422 of the Code, and that, to the extent applicable, Awards comply with the requirements of section 409A of the Code. To the extent that any legal requirement of section 16 of the Exchange Act or section 422, or 409A of the Code as set forth in the Plan ceases to be required under section 16 of the Exchange Act or section 422 or 409A of the Code, that Plan provision shall cease to apply. The Committee may revoke any Award if it is contrary to law or modify an Award to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Participants. The Committee may, in its sole discretion, agree to limit its authority under this Section.
(ii)   The Plan is intended to comply with the requirements of section 409A of the Code, to the extent applicable. Each Award shall be construed and administered such that the Award either (A) qualifies for an exemption from the requirements of section 409A of the Code or (B) satisfies the requirements of section 409A of the Code. If an Award is subject to section 409A of the Code, (I) distributions shall only be made in a manner and upon an event permitted under section 409A of the Code, (II) payments to be made upon a termination of employment or service shall only be made upon a “separation from service” under section 409A of the Code, (III) unless the Award specifies otherwise, each installment payment shall be treated as a separate payment for purposes of section 409A of the Code, and (IV) in no event shall a Participant, directly or indirectly, designate the calendar year in which a distribution is made except in accordance with section 409A of the Code.
(iii)   Any Award that is subject to section 409A of the Code and that is to be distributed to a Key Employee (as defined below) upon separation from service shall be administered so that any distribution with respect to such Award shall be postponed for six months following the date of the Participant’s separation from service, if required by section 409A of the Code. If a distribution is delayed pursuant to section 409A of the Code, the distribution shall be paid within 15 days after the end of the six-month period. If the Participant dies during such six-month period, any postponed amounts shall be paid within 90 days of the Participant’s death. The determination of Key Employees, including the number and identity of persons considered Key Employees and the identification date, shall be made by the Committee or its delegate each year in accordance with section 416(i) of the Code and the “specified employee” requirements of section 409A of the Code.
(iv)   Notwithstanding anything in the Plan or any Award agreement to the contrary, each Participant shall be solely responsible for the tax consequences of Awards under the Plan, and in no event shall the Company or any subsidiary or affiliate of the Company have any responsibility or liability if an Award does not meet any applicable requirements of section 409A of the Code. Although the Company intends to administer the Plan to prevent taxation under section 409A of the Code, the Company does not represent or warrant that the Plan or any Award complies with any provision of federal, state, local or other tax law.

(g)   Establishment of Subplans.   The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable blue sky, securities or tax laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan setting forth (i) such limitations on the Committee’s discretion under the Plan as the Board deems necessary or desirable and (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Employer shall not be required to provide copies of any supplement to Participants in any jurisdiction that is not affected.
(h)   Clawback Rights.   Subject to the requirements of applicable law, the Committee may provide in any Award Agreement that, if a Participant breaches any restrictive covenant agreement between the Participant and the Employer (which may be set forth in any Award Agreement) or otherwise engages in activities that constitute Cause either while employed by, or providing service to, the Employer or within the applicable period of time thereafter, all Awards held by the Participant shall terminate, and the Company may rescind any exercise of an Option or SAR and the vesting of any other Award and delivery of shares upon such exercise or vesting (including pursuant to dividends and Dividend Equivalents), as applicable on such terms as the Committee shall determine, including the right to require that in the event of any such rescission, (i) the Participant shall return to the Company the shares received upon the exercise of any Option or SAR and/or the vesting and payment of any other Award (including pursuant to dividends and Dividend Equivalents) or, (ii) if the Participant no longer owns the shares, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of any sale or other disposition of the shares (or, in the event the Participant transfers the shares by gift or otherwise without consideration, the Fair Market Value of the shares on the date of the breach of the restrictive covenant agreement or activity constituting Cause), net of the price originally paid by the Participant for the shares. Payment by the Participant shall be made in such manner and on such terms and conditions as may be required by the Committee. The Employer shall be entitled to set off against the amount of any such payment any amounts otherwise owed to the Participant by the Employer. In addition, all Awards under the Plan shall be subject to any applicable clawback or recoupment policies, share trading policies and other policies that may be implemented by the Board from time to time.
(i)   Governing Law.   The validity, construction, interpretation and effect of the Plan and Award Agreements issued under the Plan shall be governed and construed by and determined in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof.

TRAWS PHARMA, INC. 12 PENNS TRAIL NEWTOWN, PA 18940 VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on November 20, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/TRAW2025You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on November 20, 2025. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V80471-P39521 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY TRAWS PHARMA, INC. The Board of Directors recommends you vote FOR the election of all director nominees. For All Withhold AllFor All Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. 1. Election of Directors Nominees: 01) Iain Dukes, D. Phil. 02) Werner Cautreels, Ph.D. 03) Trafford Clarke, Ph.D. 04) John Leaman05) Nikolay Savchuk, Ph.D. 06) M. Teresa Shoemaker 07) Jack E. Stover The Board of Directors recommends you vote FOR each of Proposals 2 and 3. 2. To consider and vote upon the amendment and restatement of our 2021 Incentive Compensation Plan, as amended and restated.3. To approve, on an advisory basis, the compensation of our named executive officers. For Against Abstain The Board of Directors recommends you vote TWO YEARS for Proposal 4. 4. To approve, on a non-binding advisory basis, the frequency of holding an advisory vote to approve the compensation of our named executive officers. 1 Year 2 Years 3 Years Abstain The Board of Directors recommends you vote FOR each of Proposals 5 and 6. 5. Ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.6. To approve the adjournment of the Annual Meeting to another place, or later date or dates, if necessary or appropriate, to solicit additional proxies in the event that we have not received sufficient votes in favor of any of the foregoing proposals. For Against Abstain NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report on Form 10-K and Amendment No. 1 to Annual Report are available at www.proxyvote.com. TRAWS PHARMA, INC.Annual Meeting of StockholdersFriday, November 21, 2025 9:00 AM EDTThis proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Iain Dukes and Charles Parker, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of TRAWS PHARMA, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, EDT on Friday, November 21, 2025, via a live webcast at www.virtualshareholdermeeting.com/TRAW2025, and any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is given, but this proxy is signed, this proxy will be voted FOR the election of each of the director nominees, FOR Proposals 2, 3, 5 and 6, and for TWO YEARS for Proposal 4, in the discretion of the proxy with respect to such other business as may properly come before the meeting. Continued and to be signed on reverse side